                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                            REGISTRATION NO. 2-66935
                         POST-EFFECTIVE AMENDMENT NO. 29

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-3007
                                AMENDMENT NO. 28
               DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.

                           124 East Marcy Street
                           Santa Fe, New Mexico 87501
                           1-505-983-4335

   Agents For Service:   Thomas D. Tays, Esq.
                         Davis Selected Advisers, L.P.
                         124 East Marcy Street
                         Santa Fe, New Mexico  87501
                         (505)820-3055

                                      -or-

                         Sheldon R. Stein, Esq.
                         D'Ancona & Pflaum LLC
                         111 East Wacker Drive,
                         Suite 2800
                         Chicago, Illinois  60601
                         (312)602-2000

It is proposed that this filing will become effective:
                  Immediately upon filing pursuant to paragraph (b)
            -----
              X   On _August 2, 1999_ pursuant to paragraph (b)
            -----
                  60 days after filing pursuant to paragraph (a)
            -----
                  On      pursuant to paragraph (a) of Rule 485
            -----    ----


Title of Securities Being Registered: Common Stock of:
                                   Davis Intermediate Investment Grade Bond Fund

                                    FORM N-1A

               DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
               ---------------------------------------------------
                             CLASS A, B AND C SHARES
                             -----------------------

          POST-EFFECTIVE AMENDMENT NO. 29 TO REGISTRATION STATEMENT NO. 2-66935 UNDER THE SECURITIES ACT OF 1933 AND AMENDMENT NO. 28 UNDER THE INVESTMENT COMPANY ACT OF 1940 TO REGISTRATION STATEMENT NO. 811-3007.


                              CROSS REFERENCE SHEET
                              ---------------------
 N-1A
ITEM NO.      PART A CAPTION OR PLACEMENT: PROSPECTUS FOR CLASS ABC
--------      -----------------------------------------------------
SHARES
-------

   1.         Front and Back Cover pages
   2.         Overview of the Fund:
                Investment Objective and Strategy
                Determining if this Fund is Right for You
                Principal Risks
                Past Performance
   3.         Overview of the Fund: Fees and Expenses of the Fund
   4.         How We Manage the Fund
   5.         Annual Report, Incorporated by Reference
   6.         Who is Responsible for Your Davis Account
   7.         Once You Invest in the Fund
                How to Open an Account
                How to Buy, Sell and Exchange Shares
   8.         How to Choose a Share Class
   9.         Overview of the Fund: Financial Highlights

 N-1A
ITEM NO.      PART A CAPTION OR PLACEMENT: PROSPECTUS FOR CLASS Y
--------      -----------------------------------------------------
SHARES
-------

   1.         Front and Back Cover pages
   2.         Overview of the Fund:
                Investment Objective and Strategy
                Determining if this Fund is Right for You
                Principal Risks
                Past Performance
   3.         Overview of the Fund: Fees and Expenses of the Fund
   4.         How We Manage the Fund

   5.         Annual Report, Incorporated by Reference
   6.         Who is Responsible for Your Davis Account
   7.         Once You Invest in the Fund
                How to Open an Account
                How to Buy, Sell and Exchange Shares
   8.         Not Applicable
   9.         Overview of the Fund: Financial Highlights



 N-1A
ITEM NO.      PART B CAPTION OR PLACEMENT:
--------      ----------------------------
              STATEMENT OF ADDITIONAL INFORMATION
              -----------------------------------

  10          Cover Page
  11          Organization of the Company
  12          Portfolio Securities
              Other Investment Practices
              Investment Restrictions
  13          Directors and Officers
              Directors Compensation Table
  14          Certain Shareholders of  the Fund
  15          Investment Advisory Services
              Distribution of Company Shares
              Other Important Service Providers
  16          Portfolio Transactions
  17          Organization of the Company
  18          Contained in the Prospectuses
  19          Federal Income Taxes
  20          Distribution of Company Shares
  21          Performance Data
  22          Annual Report Incorporated by Reference

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND

Prospectus and Application Form

Class A shares
Class B shares
Class C shares

August 2, 1999


The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


(Davis logo)

Over 25 Years Of Reliable Investing

TABLE OF CONTENTS

Overview of the Fund
  Investment Objectives and Strategy
  Determining If This Fund Is Right for You
  Principal Risks
  Past Performance
  Fees and Expenses of the Fund
  Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in the Davis Funds

How to Choose a Share Class

How to Open an Account

How to Buy, Sell and Exchange Shares

The Davis Funds: Over 25 Years of Reliable Investing

Other Fund Documents

OVERVIEW OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Intermediate Investment Grade Bond Fund seeks primarily to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective.

The Fund invests primarily in a broad range of investment-grade corporate bonds. The Fund may also invest in government securities and may invest up to 35% of its total assets in high yield, high-risk securities. High yield, high-risk securities with lower credit ratings are sometimes referred to as "junk bonds." In order to limit price changes due to changes in interest rates, the Fund normally maintains an average maturity of between five and ten years.

The basic Davis investment philosophy is to search for quality growth companies which the market has overlooked. We believe that investing in overlooked debt issued by quality growth companies contributes to favorable long-term investment performance. We consider selling a company's debt if it turns out that we made a mistake in our original appraisal, or if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

The Fund offers investors the opportunity to diversify their portfolio on two levels:

o First, the Fund may balance holdings that investors may have in stocks or stock mutual funds. Historically, portfolios that include bonds and stocks have experienced lower volatility over the long-term than portfolios that consist entirely of stocks.

o Second, the Fund offers investors diversification among bonds across many industry sectors and of varying credit ratings. Investment-grade bonds and high yielding bonds may react differently to factors such as changes in interest rates, industry trends, U.S. economic growth, and at times, stock market activity.

Please see the inside back cover page of this prospectus to learn about the Davis investment philosophy.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o  You are seeking a high level of current income.
o You can bear some credit, interest rate, and other bond market risks in exchange for the potential for high current income.
o You are looking for a fixed-income investment primarily in investment-grade corporate securities as part of your asset allocation plan to balance your stock portfolio.
o  You are investing for the long-term (three years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of moderate price swings and market declines.
o  You are primarily interested in growth of capital.
o  You are investing for the short-term (less than three years).

PRINCIPAL RISKS

If you buy shares of Davis Intermediate Investment Grade Bond Fund, you may lose some or all of the money that you invest. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline. The Fund attempts to manage its interest rate sensitivity by maintaining an average maturity of between five and ten years.

o PREPAYMENT RISK. Many types of debt securities, including securities subject to call provisions and mortgage securities, are subject to prepayment risk. This risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

o CHANGES IN DEBT RATING. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a debt security may be unable to make its payments. The Fund may invest up to 35% of its total assets in high yield, high-risk debt securities.

HIGH YIELD, HIGH-RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt, and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid.
Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment-grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high yield, high-risk" if it is rated BB or lower by Standard and Poor's, or Ba or lower by Moody's Investors Service.

There are four principal risks of owning high yield, high-risk debt securities:

o OVERBURDENED ISSUERS. Many issuers only resort to offering high yield, high-risk debt securities when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor, or when their industry sector or the economy in general is in decline.

o PRIORITY. Issuers of high yield, high-risk debt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the high yield, high-risk debt securities; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

o DIFFICULT TO RESELL. Many investors simply do not want high yield, high-risk debt securities, and others are prohibited from buying them.

o VOLATILE PRICES. Prices of high yield, high-risk debt securities are more volatile than prices of higher-rated securities. In periods of economic difficulty or rising interest rates, prices of high yield, high-risk debt securities decline more than prices of investment-grade securities.

An investment in Davis Intermediate Investment Grade Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE THE FUND.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Davis Intermediate Investment Grade Bond Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one, five and ten years compare to those of the Merrill Lynch U.S. Corporate Five to Ten Year Index and Salomon Brothers Long-Term High-Yield Index. Both indexes are widely recognized unmanaged indexes of bond performance.

Prior to October 6, 1998, the Fund invested primarily in high yield, high-risk debt securities. Beginning on October 6, 1998, the Fund began investing primarily in intermediate investment-grade debt securities. The bar chart and table include the results of investing principally in high yield, high-risk debt securities rather than in intermediate investment-grade debt securities. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                       (As of December 31st of each year)
                                 CLASS A SHARES

1989           (5.10)%
1990          (16.07)%
1991           20.63%
1992           23.37%
1993           17.41%
1994            1.63%
1995           11.10%
1996            7.81%
1997           10.41%
1998           (8.67)%

During the period shown above, the highest quarterly return was 9.93% for the 1st quarter of 1992, and the worst quarterly return was (12.30)% for the 4th quarter of 1990. Year-to-date performance as of 06/30/99 (unannualized) was (1.46)%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ending December 31, 1998)


-----------------------------------------------------------------------------------------------------------------------
                                       PAST 1 YEAR           PAST 5 YEARS        PAST 10 YEARS      LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (SINCE 5/29/80)           (13.03)%                3.18%                4.99%              7.74%
-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH U.S. CORPORATE               8.84%                 7.64%                9.93%             10.96%(1)
FIVE TO TEN YEAR INDEX
-----------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS LONG-TERM                 9.25%                11.53%               12.32%             13.10%(2)
HIGH-YIELD INDEX
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES (SINCE 12/05/94)          (12.65)%                N/A                  N/A                3.52%
-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH U.S. CORPORATE               8.84%                 N/A                  N/A               10.55%
FIVE TO TEN YEAR INDEX
-----------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS LONG-TERM                 9.23%                 N/A                  N/A               15.73%(2)
HIGH-YIELD INDEX
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (SINCE 8/12/97)           (10.28)%                N/A                  N/A               (4.26)%
-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH U.S. CORPORATE               8.84%                 N/A                  N/A                9.69%
FIVE TO TEN YEAR INDEX
-----------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS LONG-TERM                 9.23%                 N/A                  N/A               12.36%(2)
HIGH-YIELD INDEX
-----------------------------------------------------------------------------------------------------------------------

(1) The Merrill Lynch U.S. Corporate Five to Ten Year Index is reporting from May 31, 1980.
(2) The Salomon Brothers Long-Term High-Yield Index is reporting from May 31, 1980, December 31, 1994, and August 31, 1997, respectively.

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                              YIELD, CLASS A SHARES
                             (As of March 31, 1999)

30-DAY SEC YIELD        6.81%

You can obtain Davis Intermediate Investment Grade Bond Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m., Mountain Time.

FEES AND EXPENSES OF THE FUND

       FEES YOU MAY PAY AS A DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                                  SHAREHOLDER
                      (Paid Directly from Your Investment)

-----------------------------------------------------------------------------------------------------------------
                                                    CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                    4.75%            None               None
Purchases (as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Imposed              0.75%              4.00%              1.00%
on Redemptions (as a percentage of the lesser of
the net asset value of the shares redeemed or the
total cost of such shares)
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                                      None               None               None
-----------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None               None               None
-----------------------------------------------------------------------------------------------------------------


                         ANNUAL FUND OPERATING EXPENSES
                        (Deducted from the Fund's Assets)
------------------------------------------------------------------------------------------------------------
                                              CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------
Management Fees*                                  0.55%              0.55%               0.55%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.18%              1.00%               1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses                                    0.54%              0.56%               0.54%
------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses*                  1.27%              2.11%               2.09%
------------------------------------------------------------------------------------------------------------

* On October 6, 1998 the management fee was reduced to 0.55%. Annual Fund Operating Expenses have been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5.00% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:


------------------------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...                 1 YEAR     3 YEARS         5 YEARS        10 YEARS
------------------------------------------------------------------------------------------------------
CLASS A SHARES                                 $598        $859          $1,139          $1,936
------------------------------------------------------------------------------------------------------
CLASS B SHARES                                 $614        $961          $1,334          $2,126
------------------------------------------------------------------------------------------------------
CLASS C SHARES                                 $312        $655          $1,124          $2,421
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR SHARES AFTER...        1 YEAR      3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                                 $598         $859         $1,139          $1,936
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                                 $214         $661         $1,134          $2,126
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                                 $212         $655         $1,124          $2,421
-------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Intermediate Investment Grade Bond Fund for the past five years. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund. It assumes that all dividends and capital gains have been reinvested.

KPMG LLP has audited the information for the fiscal years 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Another firm audited the information for the previous fiscal years.

On October 6, 1998 the management fee was reduced to 0.55%.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                     CLASS A SHARES


                                                                                              YEAR ENDED MARCH 31,
                                                                       ------------------------------------------------------------
                                                                          1999         1998          1997         1996       1995
                                                                          ----         ----          ----         ----       ----
Net Asset Value,
   Beginning of Period............................................     $   4.76     $   4.71      $   4.84     $   4.86   $   5.14
                                                                       --------     --------      --------     --------   --------

Income (Loss) from Investment Operations
   Net Investment Income..........................................         0.28         0.34          0.39         0.43       0.46
   Net Realized and Unrealized Gains or
      Losses......................................................        (0.75)        0.13         (0.06)        0.03      (0.24)
                                                                       --------     --------      --------     --------   --------
         Total from Investment Operations.........................        (0.47)        0.47          0.33         0.46       0.22
                                                                       --------     --------      --------     --------   --------

Dividends and Distributions
   Dividends from Net Investment Income...........................        (0.28)       (0.34)        (0.39)       (0.43)     (0.46)
   Returns of Capital.............................................        (0.06)       (0.08)        (0.07)       (0.05)     (0.04)
                                                                       --------     --------      --------     --------   --------
         Total Dividends and Distributions........................        (0.34)       (0.42)        (0.46)       (0.48)     (0.50)


Net Asset Value, End of Period....................................     $   3.95     $   4.76      $   4.71     $   4.84   $   4.86
                                                                       ========     ========      ========     ========   ========

Total Return (1)..................................................       (10.41)%      10.40%         7.08%        9.93%      4.69%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).......................      $20,029      $44,058       $47,890      $53,816   $ 56,405

   Ratio of Expenses to Average Net Assets........................         1.36%        1.40%(2)      1.48%(2)     1.51%      1.53%
   Ratio of Net Investment Income to
      Average Net Assets..........................................         6.88%        7.11%         8.13%        8.92%      9.49%

   Portfolio Turnover Rate 3......................................        87.21%       71.54%        66.10%      118.34%     98.94%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.39% and 1.47% for the years ended March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                    CLASS B SHARES



                                                                                                                   DECEMBER 5, 1994
                                                                                                                       (INCEPTION
                                                                                               YEAR ENDED               OF CLASS)
                                                                                                MARCH 31,                THROUGH
                                                                         -------------------------------------------     MARCH 31,
                                                                            1999        1998        1997        1996      1995
                                                                            ----        ----        ----        ----      ----
Net Asset Value, Beginning of Period.................................    $   4.73    $   4.68    $   4.81    $   4.85    $   4.80
                                                                         --------    --------    --------    --------    --------

Income (Loss) from Investment Operations
   Net Investment Income.............................................        0.24        0.33        0.36        0.40        0.11
   Net Realized and Unrealized Gains or Losses.......................       (0.75)       0.10       (0.07)         --        0.05
                                                                         --------    --------    --------    --------    --------
         Total from Investment Operations............................       (0.51)       0.43        0.29        0.40        0.16
                                                                         --------    --------    --------    --------    --------

Dividends and Distributions
   Dividends from Net Investment Income..............................       (0.24)      (0.33)      (0.36)      (0.40)      (0.11)
   Returns of Capital................................................       (0.06)      (0.05)      (0.06)      (0.04)         --
                                                                         --------    --------    --------    --------    --------
         Total Dividends and Distributions...........................       (0.30)      (0.38)      (0.42)      (0.44)      (0.11)


Net Asset Value, End of Period.......................................    $   3.92    $   4.73    $   4.68    $   4.81    $   4.85
                                                                         ========    ========    ========    ========    ========

Total Return (1).....................................................      (11.20)%      9.53%       6.26%       8.68%       3.39%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...........................     $21,522     $21,624     $10,217      $6,599      $1,900
   Ratio of Expenses to Average Net Assets...........................        2.20%(2)    2.16%(2)    2.30%(2)    2.32%       2.36%*

   Ratio of Net Investment Income to
        Average Net Assets...........................................        6.05%       6.35%       7.28%       8.11%       8.66%*
   Portfolio Turnover Rate (3).......................................       87.21%      71.54%      66.10%     118.34%      98.94%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.19%, 2.15%, and 2.29% for the years ended March 31, 1999, March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expenses ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *  Annualized.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                     CLASS C SHARES


                                                                                             AUGUST 12, 1997
                                                                                                OF CLASS)
                                                                              YEAR ENDED        THROUGH
                                                                               MARCH 31,        MARCH 31,
                                                                                 1999             1998
                                                                                 ----             ----
Net Asset Value,
   Beginning of Period...............................................             $ 4.76          $   4.71
                                                                                  ------          --------

Income (Loss) from Investment Operations
   Net Investment Income.............................................               0.24              0.16
   Net Realized and Unrealized Gains or Losses.......................              (0.76)             0.10
                                                                                --------          --------
         Total from Investment Operations............................              (0.52)             0.26
                                                                                --------          --------

Dividends and Distributions
   Dividends from Net Investment Income..............................              (0.24)            (0.16)
   Return of Capital.................................................              (0.06)            (0.05)
                                                                                --------          --------
         Total Dividends and Distributions...........................              (0.30)            (0.21)

Net Asset Value, End of Period.......................................           $   3.94          $   4.76
                                                                                ========          ========

Total Return (1).....................................................            (11.34)%             5.61%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...........................              $4,055            $1,928
   Ratio of Expenses to Average Net Assets...........................               2.18%           2.09%(2)*
   Ratio of Net Investment Income to
      Average Net Assets.............................................               6.06%            6.42%*
   Portfolio Turnover Rate (3).......................................              87.21%            71.54%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% for the period ended
    March 31, 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *  Annualized.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Intermediate Investment Grade Bond Fund. This section shows how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, LP
Referred to throughout this prospectus as "Davis Selected Advisers"
124 East Marcy Street
Santa Fe, NM 87501
o Provides investment advice for Davis Intermediate Investment Grade Bond Fund's portfolio.
o  Manages the Fund's business affairs.
o  Provides day-to-day administrative services.
o Serves as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients.
o Annual Adviser Fee for fiscal year March 31, 1999 (based on average net assets): 0.64%. On October 6, 1998 the Annual Adviser Fee was reduced to 0.55%.

INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS-NY, INC.
Referred to throughout this prospectus as "Davis Selected Advisers-NY"
609 Fifth Avenue
New York, NY 10017
o Performs investment management and research services for Davis Intermediate Investment Grade Bond Fund and other institutional clients.
o  Wholly owned subsidiary of Davis Selected Advisers.
o  Annual Fee: Davis Selected Advisers pays the fee, not the Fund.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" PO Box 8406
Boston, MA 02266-8406
o  Prices Davis Intermediate Investment Grade Bond Fund daily.
o  Holds share certificates and other assets of the Fund.
o  Maintains records of shareholders.
o  Issues and cancels share certificates.

o  Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' Board of Directors has general supervisory responsibilities of the Davis Funds. The Board monitors and supervises the performance of the investment adviser, sub-advisers and other service providers, monitors the Davis Funds' business and investment activities, and determines whether or not to renew agreements with the adviser and sub-adviser.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
124 East Marcy Street
Santa Fe, NM 87501
o  Oversees purchases of shares and promotional activities for Davis Funds.
o  Wholly owned subsidiary of Davis Selected Advisers.
o Serves as distributor for all of the Davis Funds and other mutual funds managed by Davis Selected Advisers.

FOUNDER AND CHIEF INVESTMENT OFFICER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:
o  Chief Investment Officer of Davis Selected Advisers.
o  President of all of the Davis Funds.

Other Experience:
o Served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997.
o Served as Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

PORTFOLIO MANAGER

CRESTON KING, CFA
Responsibilities:
o  Manager of Davis Intermediate Investment Grade Bond Fund since August 1,
   1999.
o Also manages other bond funds and money market funds advised by Davis Selected Advisers.

Other Experience:
o Prior to joining Davis Selected Advisers, Mr. King was a portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.

OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our company Code of Ethics.


HOW WE MANAGE THE FUND

WHAT WE INVEST IN AND WHY

Davis Intermediate Investment Grade Bond Fund invests in a broad range of investment-grade, income-producing corporate bonds and, to a lesser extent, below investment-grade bonds. The Fund is designed as a long-term investment for shareholders who can bear some credit, interest rate, and other bond market risks in exchange for the potential for high current income.

Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment-grade debt securities. Investment-grade debt securities are issued by companies that are established in their industries, have stable cash flows and strong balance sheets. The Fund may also invest in other forms of debt securities, including up to 35% of its total assets in high yield, high-risk corporate debt securities that are rated below investment-grade.

Investment-grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., and other nationally recognized rating organizations, or which Davis Selected Advisers deems to be of comparable credit quality. High yield, high-risk debt securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal. They generally involve a greater risk of default and, at times, can have more price volatility than higher-rated securities.

Under normal market conditions, the Fund maintains an average maturity of five to ten years. By maintaining this intermediate range of maturity the Fund hopes to manage interest rate risk. The Fund will invest in securities of a variety of maturities including short-term (bonds with maturities of less than five years), intermediate-term (bonds with maturities between five and ten years), and long-term (bonds with maturities greater than ten years).
Longer-term bonds generally are more volatile than bonds with shorter maturities.

For more details concerning current investments and market outlook, please see the most recent annual or semi-annual report.

INTERMEDIATE INVESTMENT-GRADE CORPORATE BONDS

Investment-grade corporate bonds represent the debt of companies that are established in their industries, have stable cash flows and strong balance sheets. The Davis investment philosophy stresses a back-to-basics approach in selecting investment-grade corporate bonds: we use extensive research to buy the bonds of growing companies at value prices and hold on to them for the long-term. We believe that investing in overlooked debt issued by quality growth companies contributes to favorable long-term investment performance. Over the years, Davis Selected Advisers has developed a list of ten characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, we search for companies that demonstrate several of the characteristics that are listed in the following chart.

Intermediate Investment Grade Corporate Bonds may lose market value due to a rise in interest rates, issuers prepaying the bond's principal, rating agencies changing the bond's debt rating, or if the issuer defaults on an interest or principal payment.

                          WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.
2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.
3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.
4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.


10.INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

U.S. GOVERNMENT SECURITIES

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer).

Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

HIGH YIELD, HIGH-RISK DEBT SECURITIES

High yield, high-risk debt securities are bonds and notes issued by companies that do not have the financial strength of companies issuing investment-grade bonds and notes. Investing in high yielding, lower quality debt securities involves many of the same risks as investing in investment-grade bonds, including interest rate sensitivity, prepayment risk, and changes in debt rating. In addition, high yield, high-risk debt securities are subject to greater credit risks than debt issued by investment-grade companies.

The Fund will invest in a high yield, high-risk debt security when our analysis indicates that the security offers a yield that fully compensates for its risk. The Fund is not prevented from purchasing any bond because of a low credit rating, and is not forced to sell any bond because its credit rating has been downgraded. Our research focuses upon factors affecting the credit-worthiness of the issuing company.

OTHER SECURITIES AND INVESTMENT STRATEGIES

Davis Intermediate Investment Grade Bond Fund invests primarily in investment-grade securities. It may invest up to 35% of its total assets in high yield, high-risk debt securities. There are other securities in which the Fund may invest, such as U.S. Treasury and Agency securities, mortgage-backed securities, and other debt securities, and other investment strategies which the Fund may employ, but they are not principal investment strategies. The Statement of Additional Information discusses these other securities and investment strategies.

The Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the market values of debt securities, we may reduce our risk by investing in short-term securities until market conditions improve. The short-term investments typically do not offer as high a yield as longer-term bonds and thus may contribute less to the Fund's investment objective.

ADDITIONAL RISKS FOR THE FUND:  YEAR 2000 TRANSITION ISSUES

Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services utilize systems that may be affected by Year 2000 transition issues. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.

Difficulties with Year 2000 transition issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000, and expect that their systems, and those of other parties they deal with, will be adapted in time for this event. In addition, there can be no assurance that the companies in which the Fund invests will not experience difficulties with Year 2000 transition issues which may negatively affect the market value of those companies.

RISK SPECTRUM

Davis Selected Advisers manages eleven mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk. Davis Intermediate Investment Grade Bond Fund has a risk level we characterize as "low to medium."


---------------------------------------------------------------------------------------------------------------------------
DAVIS FUNDS                                                                    MED                    MED
                                                                   LOW         LOW        MED        HIGH         HIGH
---------------------------------------------------------------------------------------------------------------------------
     DAVIS GROWTH OPPORTUNITY FUND                                                                                 o
---------------------------------------------------------------------------------------------------------------------------
     DAVIS INTERNATIONAL TOTAL RETURN FUND                                                                         o
---------------------------------------------------------------------------------------------------------------------------
     DAVIS FINANCIAL FUND                                                                             o
---------------------------------------------------------------------------------------------------------------------------
     DAVIS REAL ESTATE FUND                                                                           o
---------------------------------------------------------------------------------------------------------------------------
     DAVIS NEW YORK VENTURE FUND                                                                      o
---------------------------------------------------------------------------------------------------------------------------
     DAVIS GROWTH & INCOME FUND                                                            o
---------------------------------------------------------------------------------------------------------------------------
     DAVIS CONVERTIBLE SECURITIES FUND                                                     o
---------------------------------------------------------------------------------------------------------------------------
     *DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                             o
---------------------------------------------------------------------------------------------------------------------------
     DAVIS TAX-FREE HIGH INCOME FUND                                            o
---------------------------------------------------------------------------------------------------------------------------
     DAVIS GOVERNMENT BOND FUND                                    o
---------------------------------------------------------------------------------------------------------------------------
     DAVIS GOVERNMENT MONEY MARKET FUND                            o
---------------------------------------------------------------------------------------------------------------------------

[IN BLACK AREA BELOW GRAPHIC]
For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

HOW WE MANAGE RISK

Risks are inherent in all investments. Investing in a mutual fund, even the most conservative, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Davis Intermediate Investment Grade Bond Fund has five strategies to minimize the risk assumed when we invest.

                     FIVE STRATEGIES WE USE TO MINIMIZE RISK

1. OUR PRIMARY FOCUS IS ON HIGH-QUALITY GROWTH COMPANIES. Our focus on high-quality growth companies reduces the likelihood that your investment will be tied up in a failing company. A high-quality growth company is one that has achieved a dominant or growing market share, and is led by first-class management.

2. DIVERSIFICATION. We diversify our investments among different industry sectors, various issuers, and various types and grades of securities.

3. CREDIT ANALYSIS. We conduct a thorough credit analysis of an issuer before buying its securities.

4. WE HAVE A LONG-TERM VISION. We get to know the managers of the companies in which we invest and understand their goals. We view temporary setbacks as buying opportunities: when other managers sell bonds in response to bad news, we evaluate the issuer's long-term prospects.

5. WE MAY MAKE TEMPORARY DEFENSIVE INVESTMENTS. From time to time, Davis Intermediate Investment Grade Bond Fund may take temporary defensive positions in response to adverse market, economic or political conditions.


ONCE YOU INVEST IN THE DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in Davis Intermediate Investment Grade Bond Fund, you are entitled to buy and sell shares on any business day. A business day is any day the New York Stock Exchange is open for trading. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of Fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all the Davis Funds are determined each business day. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Time, whichever comes first.

The net asset values of all Davis Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our web site (www.davisfunds.com).

HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in Davis Intermediate Investment Grade Bond Fund:

o Debt securities maturing in more than 60 days may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.
o Debt securities purchased with a maturity of one year or less are usually valued at an amortized (gradually reduced) cost.
o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined by the Board of Directors.

Davis Intermediate Investment Grade Bond Fund may invest in foreign debt securities which are denominated in U.S. dollars. If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

HOW WE PAY EARNINGS

There are two ways you can receive payments from Davis Intermediate Investment Grade Bond Fund:

o DIVIDENDS. Distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Profits received by the Fund from the sale of securities held for the long-term, which are then distributed to shareholders.

Davis Intermediate Investment Grade Bond Fund usually pays monthly dividends and generally distributes capital gains, if any, in November or December. Unless you choose otherwise, Davis Intermediate Investment Grade Bond Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for the taxpayers that are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer I.D. Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis Intermediate Investment Grade Bond Fund is required by law to withhold a portion of any distributions you may receive--and send it to the U.S. Treasury.

(SET OFF)
HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name, the same class of shares, and have a minimum initial value of $250. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form.
After your account has been opened and you wish to establish this program, call for more information.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If Davis Intermediate Investment Grade Bond Fund pays dividends, they are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.
o If Davis Intermediate Investment Grade Bond Fund pays net capital gains, they generally will be taxed as a long-term capital gain distribution.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains) are taxable in the year in which they were declared, not paid--whether they are received in cash or reinvested in shares.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about any dividends and capital gains you may receive from Davis Intermediate Investment Grade Bond Fund.


HOW TO CHOOSE A SHARE CLASS

Before you can buy any shares in Davis Intermediate Investment Grade Bond Fund, you need to decide which class of shares best suits your needs. The Fund offers four classes of shares: A, B, C and Y. Class Y shares (which are offered through a separate prospectus) are available only to qualified institutional investors. Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another, depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

SPECIAL NOTE: Institutions buying $5 million or more may be eligible to buy Class Y shares of Davis Intermediate Investment Grade Bond Fund, offered through a separate prospectus. With Class Y shares, you pay no sales charges or distribution fees. To find out more about Class Y shares, contact your sales representative or our distributor, Davis Distributors.

[SET OFF]
DISTRIBUTION FEES. The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders. Class A shares pay 0.25% of average annual net assets while Class B and C shares pay 1.00% of average annual net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the two other share classes:

o You buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% for any investment below $100,000 (see chart below). The term "offering price" includes the front-end sales charge.
o  There is no limit on how much you can invest in this share class.
o The Fund pays a distribution fee--up to 0.25% of the average daily net asset value--each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses translate into higher annual return on net asset value.


                                                                CLASS A SHARES SALES CHARGES

------------------------------------------------------------------------------------------------------------------------------
                AMOUNT OF PURCHASE              SALES CHARGE               SALES CHARGE      AMOUNT OF SALES CHARGE RETAINED
                                               (PERCENTAGE OF           (PERCENTAGE OF NET                  BY
                                               OFFERING PRICE)           AMOUNT INVESTED)               THE DEALER
                                                                                                      (PERCENTAGE OF
                                                                                                     OFFERING PRICE)
------------------------------------------------------------------------------------------------------------------------------
Under $100,000                                      4.75%                      5.0%                        4.0%
------------------------------------------------------------------------------------------------------------------------------
$100,000 to under $250,000                          3.5%                       3.6%                        3.0%
------------------------------------------------------------------------------------------------------------------------------
$250,000 to under $500,000                          2.5%                       2.6%                        2.0%
------------------------------------------------------------------------------------------------------------------------------
$500,000 to under $750,000                          2.0%                       2.0%                       1.75%
------------------------------------------------------------------------------------------------------------------------------
$750,000 to under $1 million                        1.0%                       1.0%                       0.75%
------------------------------------------------------------------------------------------------------------------------------
$1 million or more*                                 None                       None                        None
------------------------------------------------------------------------------------------------------------------------------

* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares within the first year you may pay a deferred sales charge of 0.75%. Davis Distributors may pay the dealer a commission during the first year after purchase at the following rates:

----------------------------------------------------------------------------
         PURCHASE AMOUNT                          COMMISSION
----------------------------------------------------------------------------
         First $3 million                           0.75%
----------------------------------------------------------------------------
         Next $2 million                            0.50%
----------------------------------------------------------------------------
         Over $5 million                            0.25%
----------------------------------------------------------------------------

If a commission is paid for purchases of $1 million or more, the dealer will be paid with distribution fees received from the Fund. If distribution fee limits have already been reached for the year, Davis Distributors itself will pay the commissions.

As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge.

YOU CAN COMBINE PURCHASES OF CLASS A SHARES

o WITH OTHER FAMILY MEMBERS. If you buy shares for yourself, your spouse and any children under the age of 21, all the shares you buy will be counted as a single purchase.

o WITH CERTAIN GROUPS. If you buy shares through a group organized for a purpose other than to buy mutual fund shares, the purchases will be treated as a single purchase.

o THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through trusteed or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

o UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold Fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

o UNDER RIGHTS OF ACCUMULATION. If you notify your dealer or our distributor, Davis Distributors, you can include the Class A, B and C shares you already own when calculating the price for your current purchase.

o WITH CLASS A SHARES OF OTHER DAVIS FUNDS. If you buy Class A shares of this or any other Davis Fund, all of the shares you buy will be counted as a single purchase. This includes shares purchased under a Statement of Intention or Rights of Accumulation.

CLASS A SHARES FRONT-END SALES CHARGE WAIVERS

We will not charge a sales charge on purchases of Class A shares for:

o Shareholders making purchases with dividends or capital gains that are automatically reinvested.
o Purchases by directors, officers and employees of Davis Intermediate Investment Grade Bond Fund, its investment adviser or its affiliates, and their immediate families.
o Purchases by employees and people affiliated with broker-dealer firms offering Fund shares.
o Financial institutions acting as fiduciaries making single purchases of $250,000 or more.
o Employee benefit plans making purchases through a single account covering at least 250 participants.
o Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.
o  State and local governments.

[SIDEBAR]
Wrap accounts are investment programs offered by broker-dealers who place a client's funds with one or more investment advisers and charge a fee for their services.

CLASS B SHARES

Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for eight years in order to avoid paying an initial sales charge:

o  You buy the shares at net asset value (no initial sales charge).
o  You can invest up to $250,000 in Class B shares.
o If you sell Class B shares within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart below).
o After you hold Class B shares for eight years, they are automatically converted into Class A shares without paying a front-end sales charge. Class A shares pay a lower distribution fee.
o The Fund pays a distribution fee of 1.00% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

                      CLASS B SHARES DEFERRED SALES CHARGES

--------------------------------------------------------------------------------
     SALES MADE AFTER PURCHASE               AMOUNT OF DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
               Year 1                                       4%
--------------------------------------------------------------------------------
             Years 2-3                                      3%
--------------------------------------------------------------------------------
             Years 4-5                                      2%
--------------------------------------------------------------------------------
               Year 6                                       1%
--------------------------------------------------------------------------------
             Years 7-8                                     None
--------------------------------------------------------------------------------


CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares pay in order to avoid paying an initial sales charge:

o  You buy the shares at net asset value (no initial sales charge).
o  You cannot invest more than $1 million in Class C shares.
o If you sell the shares within one year of purchase, you must pay a deferred sales charge of 1.00%.
o The Fund pays a distribution fee of 1.00% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

DEFERRED SALES CHARGE

As an investor in the Fund, you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. Fund investors pay a deferred sales charge in the following cases:

o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
o As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.
o  As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gain distributions.

To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

o  Shares acquired by reinvestment of dividends and capital gain distributions;
o  Shares held for over six years; and
o  Shares held the longest during the six-year period.

DEFERRED SALES CHARGE WAIVERS

We will waive deferred sales charges on sales of Class A, B and C shares if:

o You sell shares that were acquired through reinvestment of dividends or capital gains.
o You sell shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more and the shares were held for more than a year).
o You (or a registered joint owner) die or have been determined to be totally disabled sometime after the purchase of shares. o You sell shares under the Automatic Withdrawals Plan amounting to, in a 12-month period, up to 12% of the value of the account when you began participating in the Plan.
o You sell shares under a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid a penalty.
o Your Fund sells the remaining shares in your account under an Involuntary Redemption.
o You qualify for an exception relating to defined contribution plans. These exceptions are described in the Statement of Additional Information.

o You are a director, officer or employee of Davis Selected Advisers or one of its affiliates (or a family member of a director, officer or employee).

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

[BOXED]
If you have any additional questions about choosing a share class, please call us toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time. If you still are not sure about which class is best for you, contact your financial adviser.


HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

o  $1,000 for a non-retirement plan account.
o  $250 for a retirement plan account.

(CHART)
THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust. Both you and your dealer must sign the Form. Include a check made payable to the DAVIS FUNDS or, in the case of a retirement account, to State Street Bank and Trust or to the trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and application. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to fill out a Plan Adoption Agreement or Application Form and return it to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

      State Street Bank and Trust Company
      Boston, MA 02210
      Attn: Mutual Fund Services
      DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
      Shareholder Name
      Shareholder Account Number
      Federal Routing Number 011000028
      DDA Number 9904-606-2

Generally, the Fund does not issue share certificates for purchases. You can receive certificates if you are a Class A shareholder who is not participating in the Automatic Withdrawals Plan. If you are eligible and wish to receive certificates, please submit a letter of instruction with your Application Form. After the time of application, the shareholder(s) may request that certificates be sent to the address of record by calling our customer service department.

RETIREMENT PLAN ACCOUNTS

You can invest in Davis Intermediate Investment Grade Bond Fund using any of these types of retirement plan accounts:

o  Deductible IRAs
o  Non-deductible IRAs
o  Roth IRAs
o  Educational IRAs
o  Simple IRAs
o  Simplified Employee Pension (SEP) IRAs
o  403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant $10 to open each retirement plan and a maintenance fee of $10 each year (per Social Security number). These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Davis Distributors.

HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have opened an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a shareholder of Davis Intermediate Investment Grade Bond Fund. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

An exchange is when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.

(CHART)
THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (7:00 a.m. to 4:00 p.m. Mountain Time) or use our automated telephone system any time, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

            Regular Mail
            State Street Bank and Trust Company
            c/o Davis Funds
            PO Box 8406
            Boston, MA 02266-8406

            Overnight Mail
            State Street Bank and Trust Company
            c/o Davis Funds
            66 Brooks Drive
            Braintree, MA 02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received in good order (as described above) before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o  Receive your order before 4 p.m. Eastern Time.
o  Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

You can buy more shares at any time by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to the DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund and the class of shares you wish to buy. If you know your account number, include it on the check.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.

[SET OFF - SPECIAL PROGRAM]
MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investments in this or other Davis Funds is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest each month is $25. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the 5th and 28th if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. After your account has been opened and you wish to establish this plan, call for more information. You can stop automatic investments at any time by calling Davis Distributors.

You can also use our Dividend Diversification Program to buy more shares in any Davis Fund. See ONCE YOU INVEST IN ONE OF THE DAVIS FUNDS.

[SIDEBAR]
The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account--and is regulated by the Federal Reserve.

SELLING SHARES

You may sell back all or part of your shares to Davis Intermediate Investment Grade Bond Fund (known as a redemption) at any time, at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail, or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign a request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" below).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or 1.00% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in liquid securities and would mean you would have to pay brokerage fees.
o Ordinarily, you only need a medallion signature guarantee on a stock power or redemption request for sales of more than $50,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee to sell shares.
o If a certificate was issued for the shares you wish to sell, the certificate must be signed by the owner(s) and sent by certified mail to State Street Bank and Trust along with the redemption request.

o  A sale may produce a gain or loss. Gains may be subject to tax.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers, or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. Unfortunately, no other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires all shareholders have their signatures medallion-guaranteed.

SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
o Davis Intermediate Investment Grade Bond Fund may make sales payments in liquid securities if Davis Intermediate Investment Grade Bond Fund's Board of Directors decides that making cash payments would harm the Fund.

SPECIAL NOTE: When you make a sale or withdrawal, a deferred sales charge may be imposed if:

o You buy $1 million or more of Class A shares and sell them within a year of purchase.
o  You sell Class B shares within six years of purchase.
o  You sell Class C shares within one year of purchase.

IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in this Fund within 60 days of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge, and any deferred sales charge you paid on the original sale will be returned to your account. You must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.

IF YOUR ACCOUNT FALLS BELOW $250

If your account balance falls below $250 (as a result of a redemption or exchange), we may sell your remaining shares in Davis Intermediate Investment Grade Bond Fund at net asset value. We will first notify you by mail, giving you at least 60 days' notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the involuntary redemption will be canceled.

[SET OFF - SPECIAL PROGRAM]
MAKING AUTOMATIC WITHDRAWALS

If you hold more than $10,000 in your account, you can sell a set dollar amount each month or quarter. When you participate in this plan, known as the AUTOMATIC WITHDRAWALS PLAN, shares are sold so that you will receive payment by one of three methods:

First, you may receive funds at the address of record provided that this address has been unchanged for a period not less than 30 days. These funds are sent by check on or after the 25th of the month.

Second, you may also choose to receive funds by Automated Clearing House (ACH), to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th. You must complete this section of the Davis Funds Application Form. Once your account has been established you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawals Plan by ACH.

Third, you may have funds sent by check to a third party at an address other than the address of record. You must complete this section of the Davis Funds Application Form. Once your account has been established you must submit a letter of instruction with a medallion signature guarantee to designate a third party payee.

Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. Gains may be subject to tax. To sign up for the Automatic Withdrawals Plan, fill out the appropriate section of the Application Form.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors or by notifying the service agent in writing.

[SET OFF - SPECIAL SHAREHOLDER PROGRAM]
WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. To sign up for this option, simply fill out the appropriate section of the Application Form. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

While State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form. If you are currently an investor with a retirement account, you must provide written instructions or an IRA Distribution Form to the service agent in order to execute any sale. If you wish to execute a wire sale, all shareholders must have their signatures medallion-guaranteed in order to establish this privilege. If you are currently an investor with a non-retirement account and have not previously established the Electronic Wire Privilege, you must submit a letter of instruction with a medallion signature guarantee signed by all registered owners at the time of the wire sale. Once it is established, you may call our customer service department to execute a wire sale by phone.

EXCHANGING SHARES

You can transfer shares of Davis Intermediate Investment Grade Bond Fund to shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 (unless you are participating in the Automatic Exchange Program). Exchanges are normally performed on the same day of the request if received in good order by 4 p.m. Eastern Time.

Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any sales charge does not run during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. If you hold share certificates, the certificates must by signed by the owner(s) and sent to State Street Bank and Trust along with the exchange request. No medallion signature guarantee is required unless shares are also being sold for cash. This is known as a redemption. Please see the section "What You Need to Know Before You Sell Your Shares" for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges between Funds are allowed during a 12-month period. You may make an unlimited amount of exchanges out of the Davis Government Money Market Fund. Automatic Exchanges are excluded from this provision. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

BOND FUNDS
Davis Intermediate Investment Grade Bond Fund
Davis Tax-Free High Income Fund
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

[SET OFF - SPECIAL SHAREHOLDER PROGRAM]
MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form.

TRANSACTIONS BY TELEPHONE

A benefit of investing through Davis Funds is that you can use our automated telephone system to sell or exchange shares. If you do not wish to have this option activated for your account, mark the box in the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in two ways:

o Speak directly with a representative during business hours (7 a.m. to 4 p.m. Mountain Time).
o If you have a TouchTone(TM)telephone, you can use the automated telephone system, known aS DAVIS DIRECT ACCESS, 24 hours a day, seven days a week.

If you wish to sell shares by phone and receive a check in the mail:

o  The maximum amount that can be issued is $25,000.
o  The check can only be issued to the registered account owner.
o  The check must be sent to the address on file with Davis Funds.
o  Your current address must be on file for 30 days.


When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by phone.

[SET OFF]
YOU CAN USE DAVIS DIRECT ACCESS TO:

o  GET THE PRICE, TOTAL RETURN, AND FUND DESCRIPTION FOR ANY DAVIS FUND.
o  CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o  BUY, SELL AND EXCHANGE SHARES.
o  GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.
o  REQUEST LITERATURE ABOUT ANY DAVIS FUND.

[INSIDE BACK COVER]

THE DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING

Davis Selected Advisers, investment adviser of the Davis Funds, has a history of investing for the long-term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long-term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, who is now Chief Investment Officer of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as either Portfolio Manager or Co-Portfolio Manager for many Davis Funds.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested over $1 billion of our own money side-by-side with our shareholders.


Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about the Davis Funds, please call us or visit our Web site.

                             ADDRESS AND PHONE GUIDE

OUR TELEPHONE NUMBER:               OUR SERVICE PROVIDER'S REGULAR MAILING
1-800-279-0279                      ADDRESS:
                                    State Street Bank and Trust Company
                                    c/o Davis Funds
                                    PO Box 8406
                                    Boston, MA 02266-8406

OUR MAILING ADDRESS:
Davis Funds
124 East Marcy Street
Santa Fe, NM 87501

OUR INTERNET ADDRESS:               OUR SERVICE PROVIDER'S OVERNIGHT MAILING
http://www.davisfunds.com           ADDRESS:
                                    State Street Bank and Trust Company
                                    c/o Davis Funds
                                    66 Brooks Drive
                                    Braintree, MA 02184

[BACK COVER]


OTHER FUND DOCUMENTS

For more information about Davis Intermediate Investment Grade Bond Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis Intermediate Investment Grade Bond Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time. You may also call this number for account inquiries.

o  VIA THE INTERNET. Visit the SEC web site (www.sec.gov).

o FROM THE SEC. The SEC's Public Reference Room in Washington DC. For more information call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009.

o  BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
124 EAST MARCY STREET
SANTA FE, NM 87501
1-800-279-0279



Investment Company Act File No. 811-3007

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND

Prospectus and Application Form

Class Y shares

August 2, 1999


The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


(Davis logo)

Over 25 Years Of Reliable Investing

TABLE OF CONTENTS

Overview of the Fund
  Investment Objectives and Strategy
  Determining If This Fund Is Right for You
  Principal Risks
  Past Performance
  Fees and Expenses of the Fund
  Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in the Davis Funds

How to Open an Account

How to Buy, Sell and Exchange Shares

The Davis Funds: Over 25 Years of Reliable Investing

Other Fund Documents

OVERVIEW OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Intermediate Investment Grade Bond Fund seeks primarily to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective.

The Fund invests primarily in a broad range of investment-grade corporate bonds. The Fund may also invest in government securities and may invest up to 35% of its total assets in high yield, high-risk securities. High yield, high-risk securities with lower credit ratings are sometimes referred to as "junk bonds." In order to limit price changes due to changes in interest rates, the Fund normally maintains an average maturity of between five and ten years.

The basic Davis investment philosophy is to search for quality growth companies which the market has overlooked. We believe that investing in overlooked debt issued by quality growth companies contributes to favorable long-term investment performance. We consider selling a company's debt if it turns out that we made a mistake in our original appraisal, or if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

The Fund offers investors the opportunity to diversify their portfolio on two levels:

o First, the Fund may balance holdings that investors may have in stocks or stock mutual funds. Historically, portfolios that include bonds and stocks have experienced lower volatility over the long-term than portfolios that consist entirely of stocks.

o Second, the Fund offers investors diversification among bonds across many industry sectors and of varying credit ratings. Investment-grade bonds and high yielding bonds may react differently to factors such as changes in interest rates, industry trends, U.S. economic growth, and at times, stock market activity.

Please see the inside back cover page of this prospectus to learn about the Davis investment philosophy.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o  You are seeking a high level of current income.
o You can bear some credit, interest rate, and other bond market risks in exchange for the potential for high current income.
o You are looking for a fixed-income investment primarily in investment-grade corporate securities as part of your asset allocation plan to balance your stock portfolio.
o  You are investing for the long-term (three years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of moderate price swings and market declines.
o  You are primarily interested in growth of capital.
o  You are investing for the short-term (less than three years).

PRINCIPAL RISKS

If you buy shares of Davis Intermediate Investment Grade Bond Fund, you may lose some or all of the money that you invest. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline. The Fund attempts to manage its interest rate sensitivity by maintaining an average maturity of between five and ten years.

o PREPAYMENT RISK. Many types of debt securities, including securities subject to call provisions and mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

o CHANGES IN DEBT RATING. If a rating agency gives a debt security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a debt security may be unable to make its payments. The Fund may invest up to 35% of its total assets in high yield, high-risk debt securities.

HIGH YIELD, HIGH-RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt, and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment-grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high yield, high-risk" if it is rated BB or lower by Standard and Poor's, or Ba or lower by Moody's Investors Service.

There are four principal risks of owning high yield, high-risk debt securities:

o OVERBURDENED ISSUERS. Many issuers only resort to offering high yield, high-risk debt securities when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor, or when their industry sector or the economy in general is in decline.

o PRIORITY. Issuers of high yield, high-risk debt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the high yield, high-risk debt securities; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

o DIFFICULT TO RESELL. Many investors simply do not want high yield, high-risk debt securities, and others are prohibited from buying them.

o VOLATILE PRICES. Prices of high yield, high-risk debt securities are more volatile than prices of higher-rated securities. In periods of economic difficulty or rising interest rates, prices of high yield, high-risk debt securities decline more than prices of investment-grade securities.

An investment in Davis Intermediate Investment Grade Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE THE FUND.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Davis Intermediate Investment Grade Bond Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year and since inception compare to those of the Merrill Lynch U.S. Corporate Five to Ten Year Index and Salomon Brothers Long-Term High-Yield Index. Both indexes are widely recognized unmanaged indexes of bond performance.

Prior to October 6, 1998, the Fund invested primarily in high yield, high-risk debt securities. Beginning on October 6, 1998, the Fund began investing primarily in intermediate investment-grade debt securities. The bar chart and table include the results of investing principally in high yield, high-risk debt securities rather than in intermediate investment-grade debt securities. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                             TOTAL RETURN SINCE 1998
                              (As of December 31st)
                                 CLASS Y SHARES

1998        (8.26)%

During the period shown above, the highest quarterly return was 1.88% for the 1st quarter of 1998, and the worst quarterly return was (5.35)% for the 3rd quarter of 1998. Year-to-date performance as of 06/30/99 (unannualized) was (1.23)%.

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ending December 31, 1998)

-------------------------------------------------------------------------------
                                      ONE YEAR         LIFE OF FUND
                                                     (SINCE 3/20/97)
-------------------------------------------------------------------------------
     Class Y shares                   (8.26)%              (0.45)%
-------------------------------------------------------------------------------
 Merrill Lynch U.S. Corporate Five     8.84%               10.32%
   to Ten Year Index
-------------------------------------------------------------------------------
Salomon Brothers Long-Term             9.23%              15.33%*
High-Yield Index
-------------------------------------------------------------------------------

* The Salomon Brothers Long-Term High-Yield Index is reporting from March 31, 1997.

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                              YIELD, CLASS Y SHARES
                             (As of March 31, 1999)

30-DAY SEC YIELD                    7.54%

You can obtain Davis Intermediate Investment Grade Bond Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m., Mountain Time.


FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND SHAREHOLDER (Paid Directly from Your Investment)
------------------------------------------------------------------------------
                                                        CLASS Y
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)           None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                    None
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                                    None
------------------------------------------------------------------------------
Exchange Fee                                            None
------------------------------------------------------------------------------


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND'S
ANNUAL FUND OPERATING EXPENSES
(Deducted from Davis Intermediate Investment Grade Bond Fund's Assets)
-------------------------------------------------------------------------------
                                                          CLASS Y
-------------------------------------------------------------------------------
Management Fees *                                          0.55%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   None
-------------------------------------------------------------------------------
Other Expenses                                             0.36%
-------------------------------------------------------------------------------
Total Annual Operating Expenses *                          0.91%
-------------------------------------------------------------------------------

* On October 6, 1998 the management fee was reduced to 0.55%. Annual Fund Operating Expenses have been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5.00% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

-------------------------------------------------------------------------------
IF YOU SELL YOUR          1 YEAR      3 YEARS       5 YEARS       10 YEARS
SHARES IN...
-------------------------------------------------------------------------------
CLASS Y SHARES             $93          $290         $504          $1,120
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Intermediate Investment Grade Bond Fund since inception. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund. It assumes that all dividends and capital gains have been reinvested.

KPMG LLP has audited the information for the fiscal years 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Another firm audited the information for the previous fiscal year.

On October 6, 1999 the management fee was reduced to 0.55%.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                    CLASS Y SHARES



                                                                                                                    MARCH 20, 1997
                                                                                                                    (COMMENCEMENT
                                                                                        YEAR ENDED                  OF OPERATIONS)
                                                                                         MARCH 31,                     THROUGH
                                                                                -------------------------------        MARCH 31,
                                                                                   1999               1998               1997
                                                                                   ----               ----               ----
Net Asset Value,
   Beginning of Period...............................................             $ 4.79             $ 4.72          $   4.74
                                                                                  ------             ------          --------

Income (Loss) From Investment Operations
   Net Investment  Income............................................               0.29               0.34                --
   Net Realized and Unrealized Gains or Losses.......................              (0.76)              0.14             (0.02)
                                                                                --------           --------          --------
         Total From Investment Operations............................              (0.47)              0.48             (0.02)
                                                                                --------           --------          --------

Dividends and Distributions
   Dividends from Net Investment Income..............................              (0.29)             (0.34)               --
   Returns of Capital................................................              (0.06)             (0.07)               --
                                                                                --------           --------          --------
         Total Dividends and Distributions...........................              (0.35)             (0.41)               --

Net Asset Value, End of Period.......................................           $   3.97           $   4.79          $   4.72
                                                                                ========           ========          ========

Total Return (1).....................................................            (10.16)%             10.64%            (0.42)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..........................              $3,823            $4,187                $7
   Ratio of Expenses to Average Net Assets...........................               1.00%              1.05%(2)          1.21%(2)*
   Ratio of Net Investment Income to
      Average Net Assets.............................................               7.24%              7.46%             8.89%*
   Portfolio Turnover Rate (3).......................................              87.21%             71.54%            66.10%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.04% and 1.20% for the year ended March 31, 1998 and for the period ended March 31, 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *  Annualized.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Intermediate Investment Grade Bond Fund. This section shows how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, LP
Referred to throughout this prospectus as "Davis Selected Advisers"
124 East Marcy Street
Santa Fe, NM 87501
o Provides investment advice for Davis Intermediate Investment Grade Bond Fund's portfolio.
o  Manages the Fund's business affairs.
o  Provides day-to-day administrative services.
o Serves as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients.
o Annual Adviser Fee for fiscal year March 31, 1999 (based on average net assets): 0.64%. On October 6, 1998 the Annual Adviser Fee was reduced to 0.55%.

INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS-NY, INC.
Referred to throughout this prospectus as "Davis Selected Advisers-NY"
609 Fifth Avenue
New York, NY 10017
o Performs investment management and research services for Davis Intermediate Investment Grade Bond Fund and other institutional clients.
o  Wholly owned subsidiary of Davis Selected Advisers.
o  Annual Fee: Davis Selected Advisers pays the fee, not the Fund.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" PO Box 8406
Boston, MA 02266-8406
o  Prices Davis Intermediate Investment Grade Bond Fund daily.
o  Holds share certificates and other assets of the Fund.
o  Maintains records of shareholders.

o  Issues and cancels share certificates.
o  Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' Board of Directors has general supervisory responsibilities of the Davis Funds. The Board monitors and supervises the performance of the investment adviser, sub-advisers and other service providers, monitors the Davis Funds' business and investment activities, and determines whether or not to renew agreements with the adviser and sub-adviser.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
124 East Marcy Street
Santa Fe, NM 87501
o  Oversees purchases of shares and promotional activities for Davis Funds.
o  Wholly owned subsidiary of Davis Selected Advisers.
o Serves as distributor for all of the Davis Funds and other mutual funds managed by Davis Selected Advisers.

FOUNDER AND CHIEF INVESTMENT OFFICER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:
o  Chief Investment Officer of Davis Selected Advisers.
o  President of all of the Davis Funds.

Other Experience:
o Served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997.
o Served as Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

PORTFOLIO MANAGER

CRESTON KING, CFA
Responsibilities:
o  Manager of Davis Intermediate Investment Grade Bond Fund since August 1,
   1999.
o Also manages other bond funds and money market funds advised by Davis Selected Advisers.

Other Experience:
o Prior to joining Davis Selected Advisers, Mr. King was a portfolio manager for U.S. Global Investors, Inc. where he managed various money market funds and bond funds.


OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our company Code of Ethics.


HOW WE MANAGE THE FUND

WHAT WE INVEST IN AND WHY

Davis Intermediate Investment Grade Bond Fund invests in a broad range of investment-grade, income-producing corporate bonds and, to a lesser extent, below investment-grade bonds. The Fund is designed as a long-term investment for shareholders who can bear some credit, interest rate, and other bond market risks in exchange for the potential for high current income.

Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment-grade debt securities. Investment-grade debt securities are issued by companies that are established in their industries, have stable cash flows and strong balance sheets. The Fund may also invest in other forms of debt securities, including up to 35% of its total assets in high yield, high-risk corporate debt securities that are rated below investment-grade.

Investment-grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., and other nationally recognized rating organizations, or which Davis Selected Advisers deems to be of comparable credit quality. High yield, high-risk debt securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal. They generally involve a greater risk of default and, at times, can have more price volatility than higher-rated securities.

Under normal market conditions, the Fund maintains an average maturity of five to ten years. By maintaining this intermediate range of maturity the Fund hopes to manage interest rate risk. The Fund will invest in securities of a variety of maturities including short-term (bonds with maturities of less than five years), intermediate-term (bonds with maturities between five and ten years), and long-term (bonds with maturities greater than ten years).
Longer-term bonds generally are more volatile than bonds with shorter maturities.

For more details concerning current investments and market outlook, please see the most recent annual or semi-annual report.

INTERMEDIATE INVESTMENT GRADE CORPORATE BONDS

Investment grade corporate bonds represent the debt of companies that are established in their industries, have stable cash flows and strong balance sheets. The Davis investment philosophy stresses a back-to-basics approach to select investment-grade corporate bonds: we use extensive research to buy the bonds of growing companies at value prices and hold on to them for the long-term. We believe that investing in overlooked debt issued by quality growth companies contributes to favorable long term investment performance. Over the years, Davis Selected Advisers has developed a list of ten characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, we search for companies that demonstrate several of the characteristics that are listed in the following chart.

Intermediate Investment Grade Corporate Bonds may lose market value due to a rise in interest rates, issuers prepaying the bond's principal, rating agencies changing the bond's debt rating, or if the issuer defaults on an interest or principal payment.

                          WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.
2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.
3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.
4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.
6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.
7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.
8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.
9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.
10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

U.S. GOVERNMENT SECURITIES

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer).

Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

HIGH YIELD, HIGH-RISK DEBT SECURITIES

High yield, high-risk debt securities are bonds and notes issued by companies that do not have the financial strength of companies issuing investment-grade bonds and notes. Investing in high yielding, lower quality debt securities involves many of the same risks as investing in investment-grade bonds, including interest rate sensitivity, prepayment risk, and changes in debt rating. In addition, high yield, high-risk debt securities are subject to greater credit risks than debt issued by investment-grade companies.

The Fund will invest in a high yield, high-risk debt security when our analysis indicates that the security offers a yield that fully compensates for its risk. The Fund is not prevented from purchasing any bond because of a low credit rating, and is not forced to sell any bond because its credit rating has been downgraded. Our research focuses upon factors affecting the credit-worthiness of the issuing company.

OTHER SECURITIES AND INVESTMENT STRATEGIES

Davis Intermediate Investment Grade Bond Fund invests primarily in investment-grade securities. It may invest up to 35% of its total assets in high yield, high-risk debt securities. There are other securities in which the Fund may invest, such as U.S. Treasury and Agency securities, mortgage-backed securities, and other debt securities, and other investment strategies which the Fund may employ, but they are not principal investment strategies. The Statement of Additional Information discusses these other securities and investment strategies.

The Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the market values of debt securities, we may reduce our risk by investing in short-term securities until market conditions improve. The short-term investments typically do not offer as high a yield as longer-term bonds and thus may contribute less to the Fund's investment objective.

ADDITIONAL RISKS FOR THE FUND:  YEAR 2000 TRANSITION ISSUES

Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services utilize systems that may be affected by Year 2000 transition issues. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.

Difficulties with Year 2000 transition issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000, and expect that their systems, and those of other parties they deal with, will be adapted in time for this event. In addition, there can be no assurance that the companies in which the Fund invests will not experience difficulties with Year 2000 transition issues which may negatively affect the market value of those companies.

RISK SPECTRUM

Davis Selected Advisers manages eleven mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk. Davis Intermediate Investment Grade Bond Fund has a risk level we characterize as "low to medium."


-----------------------------------------------------------------------------------------------------------------------------
DAVIS FUNDS                                                                        MED                  MED
                                                                       LOW         LOW       MED       HIGH         HIGH
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS GROWTH OPPORTUNITY FUND                                                                                    o
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS INTERNATIONAL TOTAL RETURN FUND                                                                            o
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS FINANCIAL FUND                                                                                o
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS REAL ESTATE FUND                                                                              o
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS NEW YORK VENTURE FUND                                                                         o
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS GROWTH & INCOME FUND                                                                o
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS CONVERTIBLE SECURITIES FUND                                                         o
-----------------------------------------------------------------------------------------------------------------------------
     *DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                                  o
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS TAX-FREE HIGH INCOME FUND                                                 o
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS GOVERNMENT BOND FUND                                         o
-----------------------------------------------------------------------------------------------------------------------------
     DAVIS GOVERNMENT MONEY MARKET FUND                                 o
-----------------------------------------------------------------------------------------------------------------------------

[IN BLACK AREA BELOW GRAPHIC]
For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

HOW WE MANAGE RISK

Risks are inherent in all investments. Investing in a mutual fund, even the most conservative, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Davis Intermediate Investment Grade Bond Fund has five strategies to minimize the risk assumed when we invest.

                     FIVE STRATEGIES WE USE TO MINIMIZE RISK

1. OUR PRIMARY FOCUS IS ON HIGH-QUALITY GROWTH COMPANIES. Our focus on high-quality growth companies reduces the likelihood that your investment will be tied up in a failing company. A high-quality growth company is one that has achieved a dominant or growing market share, and is led by first-class management.

2. DIVERSIFICATION. We diversify our investments among different industry sectors, various issuers, and various types and grades of securities.

3. CREDIT ANALYSIS. We conduct a thorough credit analysis of an issuer before buying its securities.

4. WE HAVE A LONG-TERM VISION. We get to know the managers of the companies in which we invest and understand their goals. We view temporary setbacks as buying opportunities: when other managers sell bonds in response to bad news, we evaluate the issuer's long-term prospects.

5. WE MAY MAKE TEMPORARY DEFENSIVE INVESTMENTS. From time to time, Davis Intermediate Investment Grade Bond Fund may take temporary defensive positions in response to adverse market, economic or political conditions.


ONCE YOU INVEST IN THE DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in Davis Intermediate Investment Grade Bond Fund, you are entitled to buy and sell shares on any business day. A business day is any day the New York Stock Exchange is open for trading. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of Fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all the Davis Funds are determined each business day. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Time, whichever comes first.

The net asset values of all Davis Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our web site (www.davisfunds.com).

HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in Davis Intermediate Investment Grade Bond Fund:

o Debt securities maturing in more than 60 days may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.
o Debt securities purchased with a maturity of one year or less are usually valued at an amortized (gradually reduced) cost.
o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined by the Board of Directors.

Davis Intermediate Investment Grade Bond Fund may invest in foreign securities which are denominated in U.S. dollars. If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

HOW WE PAY EARNINGS

There are two ways you can receive payments from Davis Intermediate Investment Grade Bond Fund:

o DIVIDENDS. Distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Profits received by the Fund from the sale of securities held for the long-term, which are then distributed to shareholders.

Davis Intermediate Investment Grade Bond Fund usually pays monthly dividends and generally distributes capital gains, if any, in November or December. Unless you choose otherwise, Davis Intermediate Investment Grade Bond Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for the taxpayers that are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer I.D. Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis Intermediate Investment Grade Bond Fund is required by law to withhold a portion of any distributions you may receive--and send it to the U.S. Treasury.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If Davis Intermediate Investment Grade Bond Fund pays dividends, they are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.
o If Davis Intermediate Investment Grade Bond Fund pays net capital gains, they generally will be taxed as a long-term capital gain distribution.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains) are taxable in the year in which they were declared, not paid--whether they are received in cash or reinvested in shares.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about any dividends and capital gains you may receive from Davis Intermediate Investment Grade Bond Fund.


HOW TO OPEN AN ACCOUNT

You can open an account if:

o You invest at least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.
o You invest at least $5 million for a government entity (a state, county, city, department, authority or similar government agency).
o You invest with an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by our distributor, Davis Distributors.

Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.

[BOXED]
Wrap accounts are investment programs offered by broker-dealers who place a client's funds with one or more investment advisers and charge a fee for their services.

(CHART)

THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust. Both you and your dealer must sign the Form. Include a check made payable to the DAVIS FUNDS, or in the case of a retirement account, to State Street Bank and Trust or to the trustee. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors to let them know the Fund and share class you will be buying. After the initial wire purchase is made, you will need to fill out a Plan Adoption Agreement or Application Form and return it to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

      State Street Bank and Trust Company
      Boston, MA 02210
      Attn: Mutual Fund Services
      DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
      Shareholder Name
      Shareholder Account Number
      Federal Routing Number 011000028
      DDA Number 9904-606-2

RETIREMENT PLAN ACCOUNTS

You can invest in Davis Intermediate Investment Grade Bond Fund using any of these types of retirement plan accounts:

o  Deductible IRAs
o  Non-deductible IRAs
o  Roth IRAs
o  Educational IRAs
o  Simple IRAs
o  Simplified Employee Pension (SEP) IRAs
o  403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant $10 to open each account and a maintenance fee of $10 each year (per Social Security number). These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Davis Distributors.

[BOXED]
An exchange is when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have opened an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a shareholder of Davis Intermediate Investment Grade Bond Fund. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

(CHART)
THREE WAYS TO BUY SHARES

1. BY WIRE. You may buy shares at any time by wiring federal funds directly to our service provider, State Street Bank and Trust. Before wiring an initial investment, the institutional shareholder or wrap program sponsor must call our distributor, Davis Distributors to let them know the Fund and share class you will be buying. To ensure that the purchase is credited properly, follow these wire instructions:

      State Street Bank and Trust Company
      Boston, MA 02210
      Attn.: Mutual Fund Services
      DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
      Shareholder Name
      Shareholder Account Number
      Federal Routing Number 011000028
      DDA Number 9904-606-2

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust. If you have a purchase form provided by State Street Bank and Trust, include it with the check. If you do not have a form, include a letter with your check stating the name of the Fund and that the investment should be made in Class Y shares. If you know your account number, include it on the check.

            Regular Mail
            State Street Bank and Trust Company
            c/o Davis Funds

            PO Box 8406
            Boston, MA 02266-8406

            Overnight Mail
            State Street Bank and Trust Company
            c/o Davis Funds
            66 Brooks Drive
            Braintree, MA 02184

3. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service or commission for buying these shares.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received (as described above) before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o  Receive your order before 4 p.m. Eastern Time.
o  Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

When you purchase shares by mail, send a check made payable to the DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund and the class of shares you wish to buy. If you know your account number, include it on the check.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.

SPECIAL NOTE FOR WRAP PROGRAM INVESTORS

Be aware that both Class A and Class Y shares are available by the Fund at net asset value to your sponsor. However, Class A shares are subject to additional expenses, and sponsors of wrap programs who buy Class A shares are generally entitled to commissions. If your sponsor has selected Class A shares, you should discuss these charges and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders. For more information on these fees and expenses, you can request the prospectus covering Class A shares by calling Davis Distributors.

SELLING SHARES

You may sell back all or part of your shares to Davis Intermediate Investment Grade Bond Fund (known as a redemption) at any time, at net asset value. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign a request.

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or 1.00% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in liquid securities and would mean you would have to pay brokerage fees.
o Ordinarily, you only need a medallion signature guarantee on a stock power or redemption request for sales of more than $50,000. However, if you have made any changes to the Application Form since your account was opened, or if your address of record has changed in the last 30 days, you will need a medallion signature guarantee for all sales.
o If a certificate was issued for the shares you wish to sell, the certificate must be signed by the owner(s) and sent to State Street Bank and Trust along with the redemption request.
o  A sale may produce a gain or loss. Gains may be subject to tax.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers, or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. Unfortunately, no other form of signature verification can be accepted.

STOCK POWER. A letter signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires all shareholders have their signatures medallion-guaranteed.

SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
o Davis Intermediate Investment Grade Bond Fund may make sales payments in liquid securities if Davis Intermediate Investment Grade Bond Fund's Board of Directors decides that making cash payments would harm the Fund.

EXCHANGING SHARES

You can transfer Class Y shares of Davis Intermediate Investment Grade Bond Fund to Class Y shares in any other Davis Fund. This is known as an exchange. You can exchange shares by telephone (to accounts with identical registrations), by dealer or by mail. The initial exchange must be for at least $5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares may also exchange their shares for Class Y shares of the Fund. Exchanges are normally performed on the same day of the request if received by 4 p.m. Eastern Time.

For more information on exchanging shares by telephone, see "TRANSACTIONS BY TELEPHONE" at the end of this section.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. No medallion signature guarantee is required unless shares are also being sold for cash and would otherwise require a medallion signature guarantee.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS
WITHOUT HAVING TO PAY ANY SALES CHARGE

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

BOND FUNDS
Davis Intermediate Investment Grade Bond Fund
Davis Tax-Free High Income Fund
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.


TRANSACTIONS BY TELEPHONE

A benefit of investing through Davis Funds is that you can use our telephone system to sell or exchange shares. If you do not wish to have this option activated for your account, you must note this on your Application Form.

When you call Davis Distributors, you can perform a transaction in two ways:

o Speak directly with a representative during business hours (7 a.m. to 4 p.m. Mountain Time).

o If you have a TouchTone(TM)telephone, you can use the automated telephone system, known aS DAVIS DIRECT ACCEss, 24 hours a day, seven days a week.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by phone.

[SET OFF]
YOU CAN USE DAVIS DIRECT ACCESS TO:

o  GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.
o  CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.
o  BUY, SELL AND EXCHANGE SHARES.
o  GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.
o  REQUEST LITERATURE ABOUT ANY DAVIS FUND.

[INSIDE BACK COVER]

THE DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING

Davis Selected Advisers, investment adviser of the Davis Funds, has a history of investing for the long-term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long-term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, who is now Chief Investment Officer of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as either Portfolio Manager or Co-Portfolio Manager for many Davis Funds.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds, but also invest in them. Together, we have invested over $1 billion of our own money side-by-side with our shareholders.


Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about the Davis Funds, please call us or visit our Web site.

                             ADDRESS AND PHONE GUIDE


OUR TELEPHONE NUMBER:                       OUR INTERNET ADDRESS:
1-800-279-0279                              http://www.davisfunds.com

OUR MAILING ADDRESS:
Davis Funds
124 East Marcy Street
Santa Fe, NM 87501

OUR SERVICE PROVIDER'S REGULAR              OUR SERVICE PROVIDER'S OVERNIGHT
MAILING ADDRESS:                            MAILING ADDRESS:
State Street Bank and Trust Company         State Street Bank and Trust Company
c/o Davis Funds                             c/o Davis Funds
PO Box 8406                                 66 Brooks Drive
Boston, MA 02266-8406                       Braintree, MA 02184

[BACK COVER]


OTHER FUND DOCUMENTS

For more information about Davis Intermediate Investment Grade Bond Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis Intermediate Investment Grade Bond Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time. You may also call this number for shareholder inquiries.

o  VIA THE INTERNET. Visit the SEC web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington DC. For more information call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009.

o  BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
124 EAST MARCY STREET
SANTA FE, NM 87501
1-800-279-0279



Investment Company Act File No. 811-3007

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 2, 1999


                  DAVIS INTEMEDIATE INVESTMENT GRADE BOND FUND
   AN AUTHORIZED SERIES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
                              124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED AUGUST 2, 1999 AND THE CLASS Y PROSPECTUS DATED AUGUST 2, 1999 FOR DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC. THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUSES BY REFERENCE. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS SUPPLIED WITH THIS STATEMENT OF ADDITIONAL INFORMATION. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS

                                                                          PAGE

Section I:  Investment Strategies and Restrictions .........................4

             Investment Objectives and Policies.............................4
             Portfolio Securities...........................................4

                Investment Grade Corporate Bonds
                U.S. Government Securities
                High Yield, High-Risk Debt Securities
                Portfolio Composition
                Foreign Securities Denominated in U.S. Dollars
                Mortgage-Backed Securities
                Asset-Backed Securities
                Zero Coupon Securities
                Taxable Municipal Obligations

             Other Investment Policies.....................................13
             Portfolio Transactions .......................................15
             Investment Restrictions.......................................17


Section II:  Key Persons...................................................19

             Organization of the Company...................................19
             Directors and Officers........................................20
             Directors' Compensation Schedule..............................23
             Certain Shareholders of the Fund..............................23
             Investment Advisory Services..................................24
             Distribution of Company Shares................................26
             Other Important Service Providers.............................30


Section III:  Purchase, Exchange and Redemption of Shares..................30

              Purchase of Shares...........................................30
                Alternative Purchase Arrangements..........................31
                  Class A Shares...........................................32
                  Class B Shares...........................................35
                  Class C Shares...........................................37
                  Class Y Shares...........................................38

             Special Services..............................................38
                Prototype Retirement Plans.................................38
                Automatic Investment Program...............................38
                Dividend Diversification Program...........................39
                Telephone Privilege........................................39

             Exchange of Shares............................................39
                General....................................................39
                By Telephone...............................................40
                Automatic Exchange Program.................................40

             Redemption of Shares..........................................41
                General....................................................41
                Electronic Wire Privilege..................................42
                By Telephone...............................................42
                Automatic Withdrawals Plan.................................43
                Involuntary Redemptions....................................43
                Subsequent Repurchases.....................................43


Section IV:  General Information...........................................44

             Determining the Price of Shares...............................44
             Year 2000 Transition Issues...................................45
             Dividends and Distributions...................................45
             Federal Income Taxes..........................................46
             Performance Data..............................................47

Appendix A: Quality Ratings of Debt Securities.............................50
Appendix B: Term and Conditions for a Statement of Intention...............52

Section I:  Investment Strategies and Restrictions
--------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES

         Davis Intermediate Investment Grade Bond Fund, Inc. (the "Fund") seeks primarily to achieve a high level of current income. The Fund also seeks to achieve capital growth so long as such objective is consistent with its primary objective. There is no assurance that the Fund will achieve its investment objectives. An investment in the Fund may not be appropriate for all investors and short-term investing is discouraged.

         Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment-grade debt securities. Investment-grade corporate debt securities are issued by companies that are established in their industries, have stable cash flows and strong balance sheets. Other borrowers may also issue investment-grade debt, including the U.S. Government and its agencies. The Fund may also invest in other forms of debt securities, including up to 35% of its total assets in high yield, high-risk corporate debt securities that are rated below investment-grade.

                              PORTFOLIO SECURITIES

         Investors generally purchase bonds and other debt securities to increase current income or to diversify their investment portfolios. Changes in the value of securities held by the Fund will cause the Fund's share price to fluctuate.

         INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds represent the debt of companies that are established in their industries, have stable cash flows and strong balance sheets. Corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity.

         All debt securities, including investment-grade corporate bonds, are subject to risks, and an investor may lose some or all of the money invested. The most significant risk factors affecting investment-grade corporate bonds are:

         Interest rate risk. Most debt securities are subject to interest rate risk. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund seeks to limit its interest rate exposure by maintaining, in normal market conditions, an average maturity of five to ten years.

         Changes in debt rating. If the fundamental business strength of a company improves or deteriorates, a rating agency may increase or lower the company's credit rating. An improved credit rating usually causes the market value of a debt security to increase while a downgraded credit rating usually causes the market value of a debt security to decline.

         Credit risk. Most debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a debt security to make interest and principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (the Fund may invest up to 35% of its total assets in high yield, high-risk securities) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk. While the Adviser may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own or broker research and analysis.

         Prepayment risk. Many types of debt securities, including mortgage securities and securities subject to call provisions, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility. Many bonds are subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will likely replace such bonds with lower yielding bonds, resulting in a decreased return.

         U.S. GOVERNMENT SECURITIES. There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

U.S. Government Securities may include bonds and notes issued by the U.S. Government Treasury and also government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"). Treasury issues and Ginnie Maes are backed by the full faith and credit of the U.S. Government while securities issued by the other government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

         HIGH YIELD, HIGH-RISK DEBT SECURITIES. The Fund may invest up to 35% of its total assets in high yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P"), or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P, and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in Appendix A. The Fund will not purchase securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

         High yield, high-risk debt securities are subject to the same risks as investment-grade corporate bonds. In addition, high yield, high-risk debt securities involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

         High yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues, and may cause the Fund to incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in debt securities that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

         If the Fund experiences unexpectedly large net redemptions, it may be forced to sell high yield, high-risk debt securities out of the portfolio without regard to the investment merits of such sales. This could decrease the Fund's net assets. Since some of the Fund's expenses are fixed, this could also reduce the Fund's rate of return.

         The Fund may have difficulty disposing of certain high yield, high-risk debt securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield, high-risk debt securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues, and may also make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high yield, high-risk debt securities regardless of a fundamental analysis of the investment merits of such securities. To the extent that the Fund purchases illiquid or restricted securities, it may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such securities.

         Until October 6, 1998, the Fund invested primarily in high yield, high-risk securities. On that date the Fund's Board of Directors approved changing the Fund's investment strategy to focus upon investment-grade debt securities. Under its current investment strategy, the Fund will not purchase additional high yield, high-risk securities if, after giving effect to the purchase, more than 35% of the Fund's total assets would be invested in high yield, high-risk securities.

         PORTFOLIO COMPOSITION. The table below reflects the Fund's portfolio composition by quality rating for the year ended March 31, 1999, calculated on the basis of the average weighted ratings of all bonds held at year end. The table reflects the percentage of total assets represented by fixed-income securities rated by Moody's or S&P, by unrated fixed-income securities and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. U.S. Government Securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Other assets may include money market instruments, repurchase agreements, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality ratings will change over time.

                                 COMPOSITION OF
                 DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND'S
                 PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF
                      TOTAL NET ASSETS AS OF MARCH 31, 1999


                                                                        FUND'S ASSESSMENT OF      GENERAL DEFINITION
MOODY'S/S&P RATING CATEGORY                         PERCENTAGE          NON-RATED SECURITIES         OF BOND QUALITY
----------- ------ -----------------------------------------------------------------------------------------------------
Aaa/AAA     ................................          18.32%                   0.63%             Highest quality
 Aa/AA      ................................           4.99%                   0.00%             High quality
  A/A       ................................          27.31%                   0.00%             Upper medium grade
Baa/BBB     ................................          20.23%                   0.00%             Medium grade
 Ba/BB      ................................           3.90%                   0.57%             Some speculative elements
  B/B       ................................          14.77%                   2.18%             Speculative
Caa/CCC     ................................           0.00%                   0.00%             More speculative
Ca, C/CC, C, D..............................           0.13%                   0.75%             Very speculative, may be in default
Not Rated...................................           4.13%                   0.00%             Not rated by Moody's or S&P
Common, Preferred Stock
   and Warrants.............................           0.34%                   0.00%
Short-term Investments and
   Other Assets.............................           5.88%                   0.00%
                                                     ------                    ----
                                                     100.00%                   4.13%


         The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective, and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

         FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS. The Fund may invest without limit in foreign issuers so long as their debt is denominated in U.S. dollars. By restricting the Fund's investments to debt securities denominated in U.S. dollars the Fund avoids currency risk, which is a primary risk of investing in foreign issuers. There are other risks of foreign investing. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage, and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors through taxation or other restrictions, and it is possible that such restrictions could be reimposed. The Fund's policy of investing in foreign debt securities if they are denominated in U.S. dollars may limit the number of foreign debt securities in which the Fund may invest and prevent the Fund from investing in foreign issuers which would otherwise meet the Fund's investment criteria.

         The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development, and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

         MORTGAGE-BACKED SECURITIES. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies or private issuers. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

         Some mortgage-backed securities are issued by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers. Mortgage-backed securities issued by such private issuers are not issued or guaranteed by the U.S. Government or its agencies and are, therefore, also subject to credit risk.

         Mortgage-backed securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself, which may be a private rather than a government entity. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may also issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors, and accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par, at a premium, or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs"); and guaranteed mortgage certificates

("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes, each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest-only securities are extremely sensitive to interest rate changes and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

         Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully collateralized bonds that are the general obligation of the issuer by either the U.S. Government, a U.S. government instrumentality, or a private issuer which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMOs first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

         ASSET-BACKED SECURITIES. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee, or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

         The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

         ZERO COUPON SECURITIES. Zero coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date"), and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically, and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

         TAXABLE MUNICIPAL OBLIGATIONS. Taxable municipal obligations are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia, to obtain funds. Unlike traditional municipal bonds, the interest earned on taxable municipal obligations is subject to federal income tax. Taxable municipal obligations are subject to interest rate, credit, and prepayment risks.

                            OTHER INVESTMENT POLICIES

         TEMPORARY DEFENSIVE INVESTMENTS. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund may also invest in other investment companies which themselves invest in temporary defensive investments. Investments in other investment companies are limited by the Investment Company Act of 1940 ("1940 Act").

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement, as referred to herein, involves a sale of securities to a Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser or Sub-Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

         The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third party custodian bank issues the cash upon purchase of the securities used as collateral, and also holds the securities. The Fund will not enter into a repurchase agreement maturing in more than seven days if it would cause more than 15% of the value of its net assets to be invested in such transactions. Repurchase agreements maturing in less than seven days are not deemed illiquid securities for the purpose of the Fund's limitation on illiquid securities.

         AVERAGE MATURITY AND MIX OF SECURITIES. The average maturity and the mix of investments of the Fund will vary as the Adviser seeks to provide a high level of income considering the available alternatives in the market. To limit interest rate risk, the Adviser seeks to maintain the Fund's average maturity from five to ten years. Since interest rates vary with changes in economic, market, political, and other conditions, there can be no assurance that historic interest rates are indicative of rates which may prevail in the future. Since the values of securities in the Fund fluctuate depending upon market factors, the credit of the issuer and inversely with current interest rate levels, the net asset value of its shares will fluctuate. The Adviser attempts to adjust investments as considered advisable in view of prevailing or anticipated market and credit conditions as perceived by the Adviser. Portfolio securities may be purchased or sold in anticipation of a rise or a decline in interest rates or a change in credit quality.

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to the Fund if the value of the security changes prior to the settlement date.

         Although the Fund will enter into when-issued and delayed delivery transactions for the purpose of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement, no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. The Fund will identify liquid assets on its records as segregated, of any type, including equity and debt securities of any grade at least equal to the value of purchase commitments, until payment is made.

         The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition, or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

         LENDING PORTFOLIO SECURITIES. The Fund may lend securities to broker/dealers or institutional investors for their use in connection with short sales, arbitrages, and other securities transactions. The Fund may earn interest on cash collateral or receive a fee from broker/dealers for lending its portfolio securities. The Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily market-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. The Fund will not lend securities if such a loan would cause more than 20% of the total value of its assets to then be subject to such loans.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

         The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         BORROWING. The Fund may borrow money for temporary or emergency purposes. The Fund will not borrow money with the intent of leveraging its investments. Borrowing activities are strictly limited as described in the section entitled "Investment Restrictions".

                             PORTFOLIO TRANSACTIONS

         The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund has adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objectives, the Fund may trade to some degree in securities for the short-term if the Adviser or Sub-Adviser believes that such trading is advisable.

         In placing executions and paying brokerage commissions or dealer markups, the Adviser or Sub-Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's or Sub-Adviser's staff.

         The Fund has approved a policy which allows it to use commissions to purchase research. The Fund will not use markups to purchase research. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser or Sub-Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Adviser, and likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.

         On occasions when the Adviser or Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary accounts, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser or Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund involved. In some instances, this procedure could adversely affect a Fund but the Adviser and Sub-Adviser deem that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling the Adviser and Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser and Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, the Fund's portfolios. As any particular research obtained by the Adviser or Sub-Adviser may be useful to the Fund, the Board of Directors or its Committee on Brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser or Sub-Adviser to allocate, the relative costs or benefits of research.

         Most of the Fund's transactions are made on a principal basis. The price of such transactions may include profit for the dealer. The Fund paid the following brokerage commissions:

                                                  Fiscal year ended March 31:
                                               1999          1998          1997
                                               ----          ----          ----
Brokerage commissions paid:                  $26,016      $ 4,045       $ 1,580
Amount paid to brokers providing research:     99.42%        N/A           N/A

         Because of the Fund's investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Fund anticipates that, during normal market conditions, its annual portfolio turnover rate will be less than 100%.

                             INVESTMENT RESTRICTIONS

         The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND FUNDAMENTAL
---------------------------------------------------------
INVESTMENT RESTRICTIONS
-----------------------

1. Commodities. The Fund may not buy or sell commodities or commodity contracts.

2. Real Estate. The Fund may not purchase real estate or real estate mortgages as such, but the Fund may purchase the liquid securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

3. Voting Securities. The Fund may not buy the securities of any company if the Fund would then own more than 10% of such company's voting securities or any class of such company's securities. For this purpose, all debt securities of an issuer are deemed to comprise a single class.

4. Diversification. The Fund may not buy the securities of any company if more than 5% of the value of its total assets would then be invested in that company; the Fund may, however, without limitation, invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") and repurchase agreements with respect thereto.

5. Concentration. The Fund may not buy the securities of companies in any one industry if more than 25% of the value of the Fund's total assets would then be invested in companies in that industry.

6. Options. The Fund may not purchase or write put or call options, except that it may write listed covered call options and make closing transactions in respect thereof, provided that no more than 20% of the value of the Fund's total assets would be subject to such calls.

7. Seasoned Issuers. The Fund may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of the value of the Fund's total assets would then be invested in such securities.

8. Investment Companies. The Fund may not buy securities issued by other investment companies except incident to an acquisition of assets or a merger.

9. Selling Short, Margin, Arbitrage. The Fund may not sell short, buy on margin or engage in arbitrage transactions.

10. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

11. Borrowing. The Fund may not borrow money except from banks for extraordinary emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing.

12. Affiliated Securities. The Fund may not buy or continue to hold securities if any officers or directors of the Fund, the Adviser, or the Adviser's General Partner, own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

13. Underwriting. The Fund does not engage in the underwriting of securities; however, if the Fund sells "restricted" securities it may technically be considered an "underwriter."

14. Lending. The Fund may lend its securities provided that not more than 20% of the value of the Fund's total assets are subject to such loans. The Fund may not lend money except through the purchase of debt obligations (including entering into repurchase agreements) in accordance with the Fund's investment objectives.

15. Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets. This limitation does not apply to selling short against the box.

NON-FUNDAMENTAL POLICIES

In addition to the foregoing restrictions, the Fund is subject to certain non-fundamental policies which may be changed without shareholder approval. Currently, these restrictions include:

1. Futures and Options Contracts. The Fund will not invest in futures or options contracts. In addition, the Fund will not enter into swap transactions or forward contracts. This restriction does not limit the Fund's ability to purchase fixed-income securities with embedded options or to enter into repurchase agreements which are fully collateralized with government securities.

2. Fixed-Income Securities Denominated in U.S. Dollars. The Fund will only purchase fixed-income securities if they are denominated in U.S. dollars.

3. High Yield, High-Risk Securities. The Fund will not invest more than 35% of its total assets in fixed-income securities which are rated less than investment-grade or, if unrated, judged by the Adviser to be of comparable quality to such high yield, high-risk securities. High yield, high-risk securities include securities rated BB, B, CCC, CC, C and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's.

4. Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid.

5. Borrowing. In addition to the fundamental policy restricting borrowing, the Fund may borrow money from any source for temporary purposes in an amount not exceeding 5% of total assets. The Fund will not purchase portfolio securities on margin and will not purchase additional portfolio securities while borrowings exceed 5% of the total assets of the Fund.

PLEASE NOTE: Except for limitations on borrowing and illiquid securities, all percentage restrictions, whether fundamental or non-fundamental, apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets.


Section II:  Key Persons

                           ORGANIZATION OF THE COMPANY

         THE COMPANY. Davis Intermediate Investment Grade Bond Fund, Inc. (the "Company") is an open-end, diversified, management investment company incorporated in Maryland in 1980 and registered under the 1940 Act. The Company is a series investment company which may issue multiple series, each of which would represent an interest in its separate portfolio. The Company currently offers a single series, the Davis Intermediate Investment Grade Bond Fund (the "Fund"). On October 6, 1998 the Company changed its name from Davis High Income Fund, Inc. to Davis Intermediate Investment Grade Bond Fund, Inc.

         FUND SHARES. The Fund may issue shares in different classes. The Fund's shares are currently divided into four classes, Class A, Class B, Class C, and Class Y shares. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Fund's shares represent an interest in the assets of the Fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class, and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Company can elect all of the Directors of the Company. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Distributor at 1-800-279-0279 to obtain the Class Y prospectus.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

         In accordance with Maryland law and the Company's By-laws, the Company does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.

                             DIRECTORS AND OFFICERS

         The Company's Board of Directors is responsible for the management and supervision of the Company and the Fund. The Board approves all significant agreements between the Company, on behalf of the Fund, and those companies that furnish services to the Fund. The names and addresses of the Directors and officers of the Company are set forth below, together with their principal business affiliations and occupations for the last five years. As indicated below, certain Directors and officers of the Company hold similar positions with the following Funds that are managed by the Adviser: Davis New York Venture Fund, Inc., Davis

Intermediate Investment Grade Bond Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc., Davis International Series, Inc. and Davis Variable Account Fund, Inc. (collectively the "Davis Funds"). As indicated below, certain Directors and officers of the Company may also hold similar positions with the following Funds that are managed by the Adviser: Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds").

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka IL 60093. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; President, Bass & Associates (a financial consulting firm); formerly First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York NY 10048. Director and Chairman of the Company and each of the Davis Funds; Director of the Van Eck Funds; Consultant to the Adviser; Vice Chairman, Head of Equity Research Department; Chairman of the U.S. Investment Policy Committee, and Member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore MD 21202. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chief Executive Officer, World Total Return Fund, LLLP; Of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust.

JERRY D. GEIST (5/23/34), 931 San Pedro Drive S.E., Albuquerque NM 87108. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center Enterprises; President and Chief Executive Officer, Howard Energy International Utilities; Director, CH2M-Hill, Inc.; Member, Investment Committee for Microgeneration Technology Fund, UTECH Funds; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), P.O. Box 128, Glenbrook NV 89413. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer of semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits), Alliance Technology Fund (a mutual fund) and Micro Component Technology, Inc.

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond VA 23218. Director of the Company and each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

LEROY E. HOFFBERGER (6/8/25), The Exchange - Suite 215, 1112 Kenilworth Drive, Towson MD 21204. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Chairman, Mid-Atlantic Realty Trust; Director, Chairman and President, CPC, Inc. (a real estate company); Chairman, Merchant Terminal Corporation; formerly Director of Equitable Bancorporation, Equitable Bank and Maryland National Bank; and formerly Chairman and President, O-W Fund, Inc. (a private investment fund).

LAURENCE W. LEVINE (4/9/31), Walsh & Levine 40 Wall Street, 21st Floor, New York NY 10005. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

CHRISTIAN R. SONNE (5/6/30), P.O. Box 777, Tuxedo Park NY 10987. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Company (investment banker).

MARSHA WILLIAMS (3/28/51), 725 Landwehr Road, Northbrook IL 60062. Director of the Company and each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Chief Administrative Officer of Crate & Barrel; Director, Modine Manufacturing, Inc.; Director, Chicago Bridge & Iron Company, M.V.; former Treasurer, Amoco Corporation.

SHELBY M.C. DAVIS (3/20/37),** 4135 North Steers Head Road, Jackson Hole WY 83001. President of the Company and each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc.; Director, Davis Selected Advisers-NY, Inc.; Director, Shelby Cullom Davis Financial Consultants, Inc.

ANDREW A. DAVIS (6/25/63),* ** 124 East Marcy Street, Santa Fe NM 87501. Director and Vice President of the Company and each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; former Vice President of convertible security research, PaineWebber, Inc.

CHRISTOPHER C. DAVIS (7/13/65),* ** 609 Fifth Avenue, New York NY 10017. Director and Vice President of the Company and each of the Davis Funds and the Selected Funds; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Kings Bay Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 124 East Marcy Street, Santa Fe NM 87501. Vice President of the Company and each of the Davis Funds and Selected Funds; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors, LLC; former President and Chief Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

SHARRA L. REED (9/25/66), 124 East Marcy Street, Santa Fe NM 87501. Vice President, Treasurer and Assistant Secretary of the Company and each of the Davis Funds and Selected Funds; Vice President of Venture Advisers, Inc.

THOMAS D. TAYS (3/7/57), 124 East Marcy Street, Santa Fe NM 87501. Vice President and Secretary of the Company and each of the Davis Funds and Selected Funds; Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, LLC; former Vice President and Special Counsel of U.S. Global Investors, Inc.

SHELDON R. STEIN (11/29/28), 111 East Wacker Drive, Suite 2800, Chicago IL 60601. Assistant Secretary of the Company and each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC, the Company's counsel.

ARTHUR DON (9/24/53), 111 East Wacker Drive, Suite 2800, Chicago IL 60601. Assistant Secretary of the Company and each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC, the Company's counsel.

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis are considered to be "interested persons" of the Company, as defined in the Investment Company Act.

**   Shelby M.C. Davis is the father of Andrew A. Davis and Christopher C.
     Davis.

         The Company does not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Company and is reimbursed by the Company for the costs of providing these services.

                        DIRECTORS' COMPENSATION SCHEDULE

            During the fiscal year ended March 31, 1999, the compensation paid to the Directors who are not considered to be interested persons of the Company was as follows:

                              AGGREGATE COMPANY                  TOTAL
            NAME               COMPENSATION             COMPLEX COMPENSATION*
            ----               ------------             ---------------------
Wesley E. Bass                    $ 3,400                      $54,850
Marc P. Blum                      $ 3,225                      $51,700
Jerry D. Geist                    $ 2,850                      $47,750
D. James Guzy                     $ 3,200                      $51,250
G. Bernard Hamilton               $ 3,200                      $56,250
LeRoy E. Hoffberger               $ 3,200                      $51,250
Laurence W. Levine                $ 3,200                      $51,250
Christian R. Sonne                $ 3,200                      $51,250
Edwin R. Werner**                 $ 1,480                      $23,450
Marsha Williams***                $   800                      $14,500

* Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser. There are nine registered investment companies in the complex.

** Mr. Werner retired as a Director December 31, 1997, but still serves in a non-voting emeritus status.

***  Ms. Williams was elected to the Board as of January 1, 1999.

                        CERTAIN SHAREHOLDERS OF THE FUND

            As of July 1, 1999, officers and Directors owned the following percentages of each Class of shares issued by the Fund:

                              Class A       Class B        Class C       Class Y
                              -------       -------        -------       -------
Davis Intermediate             2.948%         N/A            N/A           N/A
Investment Grade Bond Fund

            The following table sets forth, as of July 1, 1999, the name and holdings of each person known by the Company to be a record owner of more than 5% of the outstanding shares of any Class of shares. The Fund is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.

                                                                PERCENT OF CLASS
NAME AND ADDRESS                                                   OUTSTANDING
----------------                                                   -----------

CLASS A SHARES                                                         N/A
--------------

CLASS B SHARES
--------------

MLPF&S  For the sole benefit                                          28.21%
of its customers
Attn:  Fund Administrator
4800 Deerlake Drive East
2nd Floor
Jacksonville, FL  32246-6484

CLASS C SHARES
--------------

MLPF&S  For the sole benefit                                          43.94%
of its customers
Attn:  Fund Administrator
4800 Deerlake Drive East
2nd Floor
Jacksonville, FL  32246-6484

CLASS Y SHARES
--------------

Naidot & Co.                                                          97.47%
c/o Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ  07095

                          INVESTMENT ADVISORY SERVICES

         Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser of the Fund. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is Chief Investment Officer of the Adviser and the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the investment and business operations of the Fund. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Fund's shares. Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Fund on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. The Adviser also acts as investment adviser for Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis Funds and the Selected Funds.

         ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, the Fund pays the Adviser a fee according to a separate negotiated fee schedule. Advisory fees are allocated among each Class of shares in proportion to each Class's relative total net assets.

         The Fund pays the Adviser a monthly fee at the annual rate of 0.55% of average net assets. Prior to October 6, 1998, the Fund paid the Adviser a monthly fee at the annual rate of 0.70% of average net assets to manage an investment portfolio of high yield, high-risk securities. Prior to October 6, 1998, the Fund invested primarily in high yield, high-risk securities. At that time the Fund and the Adviser retained Stamper Capital & Investments, Inc. to serve as Sub-Adviser to the Fund.

         The aggregate advisory fee paid by the Fund to the Adviser was:

                                     For fiscal year ended March 31:
                                   1999           1998            1997
                                   ----           ----            ----
Davis Intermediate Investment    $416,822       $446,682        $419,844
Grade Bond Fund

         These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives.

         The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers-NY, Inc. ("DSA-NY"), where DSA-NY performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of DSA-NY' s direct and indirect costs of operation. All of the fees paid to DSA-NY are paid by the Adviser and not the Fund.

         The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund which are discussed above under "Portfolio Transactions."

         In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically upon assignment, and are subject to cancellation upon 60 days' written notice by the Company's Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares, or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party.

            Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services including accounting and administrative services, qualifying shares for sale with state agencies, and shareholder services. Such reimbursements are detailed below:

Davis Intermediate Investment Grade Bond Fund
---------------------------------------------

                                                         Fiscal year ended March 31:
                                                       1999        1998          1997
                                                       -----       ----          ----
Accounting and administrative services:             $  6,000     $13,001       $14,663
Qualifying shares for sale with state agencies:     $ 12,996     $12,000       $12,000
Shareholder services:                               $ 10,947     $11,493       $ 6,713

         CODE OF ETHICS. The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel, other employees, and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                         DISTRIBUTION OF COMPANY SHARES

         DISTRIBUTION PLANS. Class A, Class B, and Class C shares have each adopted Distribution Plans under which the Fund reimburses the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Fund's Board of Directors in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

         CLASS A SHARES. Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling the Fund's Class A shares, servicing its shareholders and maintaining its shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the Distribution Plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Fund. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

         CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Company with respect to sales by the Distributor to officers, directors, and full-time employees of the Fund, the Distributor, the Adviser, the Adviser's general partner, or DSA-NY. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

         CLASS C SHARES. Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service, and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

         CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, the Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from the Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. The Fund is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the Directors of the Company, who are not interested persons of the Distributor or the Company, and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If the Fund terminates its Class B share or Class C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of March 31, 1999 the cumulative totals of these carryover payments were $769,713, representing 3.58% of Class B shares net assets.

            ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Company may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Company shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

         The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1, or unless earlier terminated by vote of the majority of the Independent Directors or a majority of the Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Company must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

         DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services in respect to the Fund and/or its shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

         In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Davis Funds managed by the Adviser during a specified period of time.

         Shares of the Fund may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

         FUND SUPERMARKETS. The Fund participates in various "Fund Supermarkets" in which a broker-dealer offers many mutual funds to the sponsor's clients without charging the clients a sales charge. The Fund pays the supermarket sponsor a negotiated fee for distributing the Fund's shares and for continuing services provided to their shareholders.

         A portion of the supermarket sponsor's fee (that portion related to sales, marketing, or distribution of Fund shares) is paid with fees authorized under the Distribution Plans.

         A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Fund. The Fund would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Fund. The amount of shareholder servicing fees which the Fund may pay to supermarket sponsors may not exceed the lesser of (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year, or (b) the shareholder servicing costs saved by the Fund with the omnibus account (determined in the reasonable judgement of the Adviser).

         If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

         KRC INVESTMENT ADVISERS, LLC. KRC Investment Advisers, LLC ("KRC"), a registered investment adviser owned and managed by members of the immediate and extended family of LeRoy E. Hoffberger, a Director of the Company, has entered into a service agreement (the "Services Agreement") with the Distributor which provides payments to KRC under the Fund's Rule 12b-1 Plan. Under the Services Agreement, KRC will provide shareholder maintenance services to clients with respect to shares of the Company, and the Distributor will pay KRC a fee at the annual rate of 0.25% of average net assets of the accounts of clients maintained and serviced by KRC. Payments made by the Distributor under the Services Agreement will be reimbursed by the Company under its Rule 12b-1 Plan. Those payments will be made in connection with shareholder maintenance services provided by that investment adviser to its clients who are shareholders of the Company which include, among others, Mr. Hoffberger and members of his immediate and extended family and trusts of which they are beneficiaries or trustees. The cost of these services and advisory services provided by KRC are borne by the clients. Mr. Hoffberger does not have any ownership interest in or otherwise have any control of KRC.

         THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 124 East Marcy Street, Santa Fe, New Mexico, 87501 is a wholly owned subsidiary of the Adviser, and pursuant to a Distributing Agreement acts as principal underwriter of the Fund's shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing, and distribution of advertising and sales literature for use in offering the Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

         The Distributor, or the Adviser in its capacity as distributor, received total sales charges (which the Fund does not pay) on the sale of Class A shares:

                                                     Fiscal year ended March 31:
                                                    1999       1998       1997
                                                    ----       ----       ----
Davis Intermediate Investment Grade Bond Fund:    $145,966   $207,166   $123,695
Amount reallowed to dealers:                      $121,498   $174,693   $104,712

            The Distributor received compensation on redemptions and repurchases of shares:

                                              Fiscal year ended March 31, 1999:
   Class A shares                                           $  10,597
   Class B shares                                           $ 112,821
   Class C shares                                           $   4,897

         The Distributor, or the Adviser in its capacity as distributor, received the following amounts as reimbursements under the Distribution plans:

                                         Fiscal year ended March 31:
                                      1999       1998          1997
                                      ----       ----          ----
  Class A shares                   $  59,974   $101,590    $  98,840
  Class B shares                   $ 242,22    $145,416    $  86,015
  Class C shares                   $  40,965   $ 10,355        N/A

                        OTHER IMPORTANT SERVICE PROVIDERS

         CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Company's assets. The Custodian maintains all of the instruments representing the Company's investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Company assets in payment of the Fund's expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain Fund accounting and transfer agent services.

         AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2300, Denver, Colorado 80202, serves as independent auditors for the Fund. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

         COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601, serves as counsel to the Company and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.


Section III: Purchase, Exchange and Redemption of Shares

                               PURCHASE OF SHARES

         CLASS A, B, AND C SHARES. You can purchase Class A, Class B, or Class C shares of the Fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.

         There are three ways to make an initial investment of Class A, Class B, or Class C shares in the Fund. One way is to fill out the Application Form included in the Prospectus and mail it to State Street Bank and Trust Company ("State Street Bank and Trust") at the address on the Form. Your dealer or sales representative will help you fill out the Form. The dealer must also sign the Form. All purchases made by check (minimum $1,000, except $250 for retirement plans) should be in U.S. dollars and made payable to THE DAVIS FUNDS, or, in the case of a retirement account, to the custodian or trustee. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

         The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire. You can also use this method for additional investments of at least $1,000.

         The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street Bank and Trust. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street Bank and Trust after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                         State Street Bank and Trust Company,
                         Boston, MA  02210
                         Attn.: Mutual Fund Services
                         DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND Shareholder Name,
                         Shareholder Account Number,
                         Federal Routing Number 011000028,
                         DDA Number 9904-606-2

         After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o The Davis Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a form which State Street Bank and Trust will provide after each purchase. If you do not have a form, you should tell State Street Bank and Trust that you want to invest the check in shares of the applicable Fund. If you know your account number, you should also provide it to State Street Bank and Trust.

         CERTIFICATES. The Company does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawals Plan. The Company does not issue certificates for Class Y shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Company by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

         The Fund offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase, and do not have a conversion feature. Class Y shares are offered to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges.

            Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Company will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Company will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

         CLASS A SHARES. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table:

                                                                                                    Customary
                                      Sales Charge                   Charge as                 Concession to Your
                                      as Percentage           Approximate Percentage          Dealer as Percentage
Amount of Purchase                  of Offering Price           of Amount Invested              of Offering Price
------------------                  -----------------           ------------------              -----------------
$99,999 or less...................       4-3/4%                         5.0%                           4.0%
$100,000 to $249,999..............       3-1/2%                         3.6%                           3.0%
$250,000 to $499,999..............       2-1/2%                         2.6%                           2.0%
$500,000 to $749,999..............         2.0%                         2.0%                         1-3/4%
$750,000 to $999,999..............         1.0%                         1.0%                      3/4 of 1%
$1,000,000 or more................         0.0%                         0.0%                           0.0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

          Purchase Amount                              Commission
          ---------------                              ----------
           First $3,000,000...............................75%
           Next  $2,000,000...............................50%
           Over  $5,000,000...............................25%

            Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Company and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

         REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State Street Bank and Trust if the investment is mailed to State Street Bank and Trust) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

         (1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer, and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

         (2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

         Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund's shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

         No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

         If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

         If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

         A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

         (3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

         For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds), and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

         (4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of other Davis Funds may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

         If a "single purchaser" decides to buy the Fund's Class A shares as well as Class A shares of any of the other Davis Funds at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis New York Venture Fund's Class A shares and $150,000 in the Class A shares of Davis Investment Grade Bond Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

         Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds may be aggregated. In this connection, the Company's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

         Lastly, the right of accumulation also applies to the Class A, Class B and Class C shares of the other Davis Funds which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge.

         In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust, if the investment is mailed to State Street Bank and Trust) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

         (5) PURCHASES FOR EMPLOYEE BENEFIT PLANS. Trusteed or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

         (6) SALES AT NET ASSET VALUE. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. The sales charge will not apply to: (1) Class A shares purchased through the automatic reinvestment of dividends and distributions; (2) Class A shares purchased by directors, officers, and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons;
(3) Class A shares purchased by any registered representatives, principals, and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies, and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 eligible employees or participants (the Fund may, in its discretion, waive this 250 participant minimum; for example, the 250 participant minimum may be waived for certain financial institutions providing transfer agent and/or administrative services, or for fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code, or a plan established under
Section 403(b), 457 or 501(c)(9) of such Code, "rabbi trusts", or other nonqualified plans; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in Fund shares through a broker or agent. (8) The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

         CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Fund imposes a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Fund which are acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Fund will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase; and no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

            CLASS B SPECIAL DISTRIBUTION ARRANGEMENTS. Class B shares of the Fund are made available to Retirement Plan Participants such as 401K or 403B Plans at net asset value with the waiver of Contingent Deferred Sales Charge ("CDSC") if:

(i) the Retirement Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Retirement Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Retirement Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Mutual Funds convert to Class A shares once the Retirement Plan has reached $5 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion. The Fund may make similar exceptions for other financial institutions sponsoring or administering similar benefit plans.

         CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Fund will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

         The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

         CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed, or
(ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

         The CDSC on Class A, B, and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic withdrawal plan; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers, and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Company to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

         CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

         Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

                                SPECIAL SERVICES

         PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g. 401(k), profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Company for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs", and educational IRAs) and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Company and other Davis Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for such plans, and charges the participant $10 to establish each account and an annual maintenance fee of $10 per social security number. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to such time.

         AUTOMATIC INVESTMENT PROGRAM. You may arrange for automatic monthly investing whereby State Street Bank and Trust will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month which will be used to purchase the Fund's shares. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived, if pursuant to the automatic investment program the account balance will meet the minimum investment requirements within twelve months of the initial investment. For institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 5th and the 28th. After each automatic investment, you will receive a transaction confirmation, and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Program at any time. If you desire to utilize this program, you may use the appropriate designation on the Application Form. Once you have established your account, you may use the Account Service Form to establish this program. Class Y shares are not eligible to participate in the Automatic Investment Program.

         DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements. You must receive a current prospectus for the other Fund or Funds prior to investment. Shares will be purchased at the chosen Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing Fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form. Once you have established your account, you may use the Account Service Form to establish this program. Class Y shares are not eligible to participate in the Dividend Diversification Program.

         TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Company may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

                               EXCHANGE OF SHARES

         GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, the Funds are intended as long-term investments and are not intended for short-term trades. Shares of a particular class of a Fund may be exchanged only for shares of the same class of another Davis Fund, except that Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. All of the Davis Funds offer Class A, Class B, Class C and Class Y shares. The shares to be received upon exchange must be legally available for sale in your state. For Class A, Class B or Class C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

         Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired upon exchange.

         Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer, the Distributor, or send State Street Bank and Trust a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

         An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between Funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same Fund is not a taxable event.

         The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a Fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Company reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

         BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations and the same share class. Please see the discussion of procedures with respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

         AUTOMATIC EXCHANGE PROGRAM. The Company also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and the same share class, and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen Fund's applicable price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

Once you have established your account, you may use the Account Service Form to establish this program.

                              REDEMPTION OF SHARES

         GENERAL. You can redeem, or sell back to the Company, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

         Sometimes State Street Bank and Trust needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

         If shares to be redeemed are represented by a certificate, the certificate must be signed by the owner or owners and must be sent to State Street Bank and Trust with the request.

         For the protection of all shareholders, the Company also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $50,000, must be medallion signature-guaranteed by an eligible guarantor institution, such as a securities broker-dealer, or a commercial bank. A medallion signature guarantee is also required in the event that any modification to the Company's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations where corporations, trusts, or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

         Redemption proceeds are normally paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission, or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

         Redemptions are ordinarily paid to you in cash. However, the Company's Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in liquid securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

         Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street Bank and Trust rather than having a dealer arrange for a repurchase.

         ELECTRONIC WIRE PRIVILEGE. You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an Electronic Wire Privilege or "Expedited Redemption Privilege." Investors may instruct State Street Bank and Trust to establish banking instructions for the purposes of future electronic wire sale. This privilege allows the shareholder to instruct State Street Bank and Trust to forward redemption proceeds to their checking or savings account at their commercial bank. To sign up for this option, simply fill out the appropriate section of the Application Form. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

         While State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form. If you are currently an investor with a retirement account, you must provide written instructions or an IRA Distribution Form to the service agent in order to execute any sale. If you wish to execute a wire sale, all shareholders must have their signatures medallion-guaranteed in order to establish this privilege. If you are currently an investor with a non-retirement account and have not previously established the Electronic Wire Privilege, you must submit a letter of instruction or a Davis Funds Account Service Form with all shareholders' signatures medallion-guaranteed at the time of sale. Once this privilege is established, you may call our customer service department to execute a wire sale by phone.

         BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

            The check can only be issued for up to $25,000; The check can only be issued to the registered owner(s); The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

         AUTOMATIC WITHDRAWALS PLAN. Under the Automatic Withdrawals Plan, you can indicate to State Street Bank and Trust how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan.

         When you participate in this plan, shares are sold so that you will receive payment by one of three methods:

         First, you may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th of the month.

         Second, you may also choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th day of the month. You must complete this section of the Davis Funds Account Application. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawals Plan by ACH.

         Third, you may have funds sent by check to a third party at an address other than the address of record. You must complete this section of the Davis Funds Application Form. Once your account has been established you must submit a letter of instruction with a medallion signature guarantee to designate a third party payee.

         Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this plan, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawals Plan at any time without charge or penalty. The Company reserves the right to terminate or modify the Automatic Withdrawals Plan at any time. Class Y shares are not eligible for the Automatic Withdrawals Plan.

         INVOLUNTARY REDEMPTIONS. To relieve the Company of the cost of maintaining uneconomical accounts, the Company may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Company will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

         SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Class of a Fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street Bank and Trust or the Distributor a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 60 days after the redemption or repurchase. You can only use this privilege once.


Section IV:  General Information

                         DETERMINING THE PRICE OF SHARES

         NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern time, on each day that the Exchange is open for trading.

         The price per share for purchases or redemptions made directly through State Street Bank and Trust is generally the value next computed after State Street Bank and Trust receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time, and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts, or estates, or of shares represented by outstanding certificates, State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

         The Company does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

         VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (purchased with a maturity of one year or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

         To the extent that the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

                           YEAR 2000 TRANSITION ISSUES

         Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues.

         The services provided to the Fund and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.

         Difficulties with Year 2000 transition issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000, and expect that their systems, and those of other parties they deal with, will be adapted in time for this event. In addition, there can be no assurance that the companies in which the Fund invests will not experience difficulties with Year 2000 transition issues, which may negatively affect the market value of those companies.

                           DIVIDENDS AND DISTRIBUTIONS

         There are two sources of income, net income and realized capital gains, paid to you by the Fund. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase and after each redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders.

         Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawals Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

         For the protection of the shareholder, upon receipt of the second dividend check which has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state, and local taxes on any investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), and if so qualified, will not be liable for federal income tax to the extent its earnings are distributed, except with respect to realization of the "built-in gains" as described below. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

         Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains (other than the built-in gains as discussed below) will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

                                PERFORMANCE DATA

         From time to time, the Fund may advertise information regarding its performance. Such information will be calculated separately for each class of shares. These performance figures are based upon historical results and are not intended to indicate future performance.

CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

         The cumulative total return and the average annual total return (each is defined below) with respect to each class of shares for the Fund for the periods indicated below is as follows:

                                                                                               Average Annual        Cumulative
                                                                                              Total Return (1)     Total Return (2)
                                                                                               --------------       --------------
Class A Shares
   One year ended March 31, 1999    ..........................................................   (14.71)%             (14.71)%
   Five years ended March 31, 1999  ..........................................................      3.02%               16.03%
   Ten years ended March 31, 1999   ..........................................................      4.63%               57.31%
   Period from May 29, 1980 through March 31, 1999 (life of class)............................      7.61%              298.52%

Class B Shares
   One year ended March 31, 1999....  ........................................................   (14.51)%             (14.51)%
   Period from December 5, 1994 through March 31, 1999 (life of class)........................      3.19%               14.51%

Class C Shares
   One year ended March 31, 1999    ..........................................................   (12.17)%             (12.17)%
   Period from August 12, 1997 through March 31, 1999 (life of class).........................    (3.95)%              (6.37)%

Class Y Shares
   One year ended March 31, 1999    ..........................................................   (10.16)%             (10.16)%
   Period from March 20, 1997 through March 31, 1999 (life of class)..........................    (0.51)%              (1.02)%


(1) "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P(1+T)n = ERV

      Where:    P =  hypothetical initial payment of $1,000.

                T =  average annual total return.

                n =  number of years.

                ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.


(2) "Cumulative Total Return" is a measure of a Fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional Fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.


30-DAY SEC YIELD

         The 30-Day SEC Yield (defined below) with respect to each class of shares of Davis Intermediate Investment Grade Bond Fund for the period ended March 31, 1999, is as follows:

               Class A shares                   6.81%
               Class B shares                   6.45%
               Class C shares                   6.40%
               Class Y shares                   7.54%

         "30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission and is calculated separately for each class. 30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

           30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                  -----
                                   cd

Where:     a =  dividends and interest earned during the period.

           b =  expenses accrued for the period.

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d = the maximum offering price per share on the last day of the period.

         Davis Intermediate Investment Grade Bond Fund's 30-Day SEC Yield will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

OTHER FUND STATISTICS

         In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

         In advertising and sales literature the Fund may publish various statistics describing its investment portfolio such as the Fund's average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

         The Fund's Annual Report and Semi-Annual Report contain additional performance information and will be made available upon request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time.

                                   APPENDIX A

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated `AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - The rating `CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - The rating `C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer which represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from `A' for the highest quality to `D' for the lowest. Issues assigned an `A' rating are regarded as having the greatest capacity for timely payment. Within the `A' category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                   APPENDIX B

     TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street Bank and Trust will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street Bank and Trust my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street Bank and Trust are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.

                                                                               9
                                    FORM N-1A

               DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.

        POST-EFFECTIVE AMENDMENT NO. 29 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-66935

                                       AND

            AMENDMENT NO. 28 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-3007

                                     PART C

                                OTHER INFORMATION
                                -----------------


Item 23.    Exhibits:

            (a)(1)       Articles of Incorporation. incorporated by reference to
                         Exhibit 1 of Registrant's Post-Effective Amendment No. 23 File 2-66935.

            (a)(2) Articles Supplementary to Articles of Incorporation dated September 1, 1996 designating shares, incorporated by reference to Exhibit 1(b) to Registrant's Post-Effective Amendment No. 27, File No. 2-66935.

            (b) By-laws. Amended and Restated Bylaws, incorporated by reference to Exhibit 2 of Registrant's Post-Effective Amendment No. 23, File No. 2-66935.

            (c) Instruments Defining Rights of Security Holders. Not applicable.

            (d)(1) Investment Advisory Contracts. incorporated by reference to Exhibit 5(a) of Registrant's Post-Effective Amendment No., 23, File No. 2-66935.

            (d)(2) Investment Advisory Agreement, as amended, incorporated by reference to Exhibit 5(b) of Registrant's Post-Effective Amendment No., 23, File No. 2-66935.

            (d)(3) Sub-Advisory Agreement between Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc., incorporated by reference to exhibit 5(d) of Registrant's Post-Effective Amendment No. 26 File No. 2-66935.

            (e)(1) Underwriting Contracts. Distributor's Agreement, incorporated by reference to Exhibit 6(b) of Registrant's Post-Effective Amendment No. 17, File No. 2-66935.

            (e)(2) Transfer and Assumption Agreement dated July 31, 1997, incorporated by reference to Exhibit (6)(b) of Registrant's Post-Effective Amendment No. 26, File No. 2-66935.

            (f)          Bonus or Profit Sharing Contracts.  Not applicable.

            (g) Custodian Agreements Custodian Contract, incorporated by reference to Exhibit (8)(a) of Registrant's Post-Effective Amendment No. 16, File No. 2-66935.

            (h) Other Material Contracts. Transfer Agency and Service Agreement incorporated by reference to Exhibit (8)(b) of Registrant's Post-Effective Amendment No. 16, File No. 2-66935.

            (i)* Legal Opinion. Opinion and Consent of Counsel, (D'Ancona & Pflaum LLC).

            (j)*         Other Opinions. Consent of Auditors. KPMG, LLP.

            (k)          Omitted Financial Statements, incorporated from the
                         Annual Report.

            (l)          Initial Capital Agreements. Not Applicable

            (m)(1) Rule 12b-1 Plan. Distribution Plan for Class A shares, as amended, incorporated by reference to Exhibit
                         (15)(a) of Registrant's Post-Effective Amendment No. 23, File No. 2-66935.

            (m)(2) Distribution Plan for Class B shares, incorporated by reference to Exhibit (15)(b) of Registrant's Post-Effective Amendment No. 23, File No. 2-66935.

            (m)(3) Distribution Plan for Class C shares, incorporated by reference to Exhibit (15)(c) of Registrant's Post-Effective Amendment No. 26, File No. 2-66935.

            (n)          Financial Data Schedule.  Not applicable

            (o) Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, incorporated by reference to Exhibit (o) of Registrant's Post-Effective Amendment No. 28, File No. 2-66935.

            (p)(1) Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis Intermediate Investment Grade Bond, Inc. appointing Sheldon Stein and Arthur Don as attorneys-in-fact. Incorporated by reference to Exhibit (18)(a) of Registrant's Post-Effective Amendment No. 27, File No. 2-66935.

            (p)(2) Other Exhibits. Powers of Attorney of the Registrant, Marsha Williams of Davis Intermediate Investment Grade Bond, Inc. appointing Sheldon Stein and Arthur Don as attorneys-in-fact. incorporated by reference to Exhibit
                         (p)(2) of Registrant's Post-Effective Amendment No. 28, File No. 2-66935.

            *  Filed Herein


Item 24.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

          Not applicable

Item 25.  Indemnification
          ---------------

         Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

         In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

         Davis Selected Advisers, L.P. ("DSA ") and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors, L.L.C., a wholly owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers - NY, Inc., another wholly owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals.

         Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

SHELBY M.C. DAVIS, 4135 North Steers Head Road, Jackson Hole, WY 83001. Director, Chairman and Chief Executive Officer, Venture Advisers, Inc.; Director, Davis Selected Advisers-NY, Inc.; Director, Shelby Cullom Davis Financial Consultants, Inc.

CHRISTOPHER C. DAVIS, 609 Fifth Ave, New York, NY 10017. Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director of Kings Bay, Ltd, an offshore investment management company.

KENNETH C. EICH , 124 East Marcy Street, Santa Fe, NM 87501. Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors, L.L.C. Former President and Chief Executive Officer of First of Michigan Corporation. Former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

GARY TYC, 124 East Marcy Street, Santa Fe NM 87501. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Venture Advisers, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Selected Advisers - NY, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Distributors, L.L.C. Former Vice President of Oppenheimer Management Corporation.

THOMAS D. TAYS, 124 East Marcy Street, Santa Fe NM 87501. Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, L.L.C. Former Vice President and Special Counsel of U.S. Global Investors, Inc.

    Item 27.  Principal Underwriter
              ---------------------


            (a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 124 East Marcy Street, Santa Fe, NM 87501, is the principal underwriter for the Registrant and also acts as principal underwriter for Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.

            (b) Management of the Principal Underwriters:


NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES
BUSINESS ADDRESS           UNDERWRITER                     WITH REGISTRANT

Kenneth C. Eich            President                       Vice President
124 East Marcy Street
Santa Fe, NM 87501

Gary P. Tyc                Vice President, Treasurer       None
124 East Marcy Street      and Assistant Secretary
Santa Fe, NM 87501

Thomas D. Tays             Vice President and Secretary    Vice President and
124 East Marcy Street                                      Secretary
Santa Fe, NM 87501


Sharra Reed                Assistant Treasurer             Vice President,
124 East Marcy Street                                      Treasurer and
Santa Fe, NM 87501                                         Assistant Secretary.


            (c) Not applicable.


Item 28.  Location of Accounts and Records
          --------------------------------

         Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 124 East Marcy Street, Santa Fe, New Mexico 87501, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.

Item 29.  Management Services
          -------------------

         Not applicable

Item 30.  Undertakings
          ------------

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                 DAVIS INTERMEDIATE INVESTMENT GRADE BOND, INC.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 12th day of August, 1999.

                                          DAVIS INTERMEDIATE INVESTMENT
                                           GRADE BOND, INC.


                                              *By: /s/ Arthur Don
                                                  -----------------------------
                                                       Arthur Don
                                                       Attorney-in-Fact

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

       Signature                   Title                            Date
       ---------                   -----                            ----

Shelby M.C. Davis*        President, Chief Executive             August 12, 1999
------------------        Officer
Shelby M.C. Davis

Sharra L. Reed*           Principal Financial Officer
---------------           and Treasurer                          August 12, 1999
Sharra L. Reed


                                              *By: /s/ Arthur Don
                                                  --------------------------
                                                       Arthur Don
                                                       Attorney-in-Fact

*Arthur Don signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit (p)(1) to Registrant's Post-Effective Amendment number 27 to Registrant's Registration Statement.

                                                 /s/ Arthur Don
                                                 ------------------------------
                                                 Arthur Don
                                                 Attorney-in-Fact

                 DAVIS INTERMEDIATE INVESTMENT GRADE BOND, INC.

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on August 12, 1999 by the following persons in the capacities indicated.

     Signature                                                        Title
     ---------                                                        -----

Wesley E. Bass. Jr.*                                                 Director
---------------------------
Wesley E. Bass, Jr.

Jeremy H. Biggs*                                                     Director
---------------------------
Jeremy H. Biggs

Marc P. Blum*                                                        Director
---------------------------
Marc P. Blum

Andrew A. Davis*                                                     Director
---------------------------
Andrew A. Davis

Christopher C. Davis*                                                Director
---------------------------
Christopher C. Davis

Jerry D. Geist*                                                      Director
---------------------------
Jerry D. Geist

D. James Guzy*                                                       Director
---------------------------
D. James Guzy

G. Bernard Hamilton*                                                 Director
---------------------------
G. Bernard Hamilton

LeRoy E. Hoffberger*                                                 Director
---------------------------
LeRoy E. Hoffberger

Laurence W. Levine*                                                  Director
---------------------------
Laurence W. Levine

Christian R. Sonne*                                                  Director
---------------------------
Christian R. Sonne

Marsha Williams**                                                    Director
---------------------------
Marsha Williams


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

*Arthur Don signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit (p) to Registrant's Post-Effective Amendment No. 27 to Registrant's Registration Statement.

**Arthur Don signs this document on behalf of the foregoing person pursuant to the powers of attorney filed as Exhibit (p)(2) to Registrant's Post-Effective Amendment No 28 to Registrant's Registration Statement.


                                                     /s/Arthur Don
                                                     --------------------------
                                                     Arthur Don
                                                     Attorney-in-Fact












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



                                  EXHIBIT LIST

         (i) Legal Opinion. Opinion and Consent of Counsel, (D'Ancona & Pflaum
             LLC).

         (j) Other Opinions. Consent of Auditors. KPMG, LLP.







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